UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

x	Filed by the Registrant
o	Filed by a Party other than the Registrant
Check the appropriate box:

o	Preliminary Proxy Statement
o	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
x	Definitive Proxy Statement
o	Definitive Additional Materials
o	Soliciting Material under §240.14a-12
NAVAN, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

x	No fee required
o	Fee paid previously with preliminary materials
o	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2026
Notice of Annual Meeting
and
Proxy Statement

Notice of Annual Meeting of Stockholders

MEETING DETAILS

Date Thursday June 25, 2026	Time 8:30 a.m. Pacific Time	Location Virtually by visiting www.virtualshareholdermeeting.com/NAVN2026	Record date Close of business on April 30, 2026 as the record date

Dear Stockholder:
We are pleased to invite you to attend the 2026 Annual Meeting of Stockholders (including any adjournments, continuations, or postponements thereof, the “Annual Meeting”) of Navan, Inc., a Delaware corporation (“Navan”) to be held virtually on June 25, 2026 at 8:30 a.m. Pacific Time. You may attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/NAVN2026 and logging in with the 16-digit control number located on the Notice of Internet Availability of Proxy Materials you received via email. Once logged in, you will be able to listen to the meeting live, submit questions, and vote online.
The Annual Meeting will be held for the following purposes, which are more fully described in the accompanying materials:
PURPOSES

1
To elect the three Class I director nominees named in the accompanying proxy statement (the “Proxy Statement”) to hold office until the 2029 Annual Meeting of Stockholders and until their successors are duly elected and qualified, or until their earlier death, resignation or removal;

2
To ratify the appointment by the Audit Committee of the Board of Directors of Navan of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2027; and

3	To conduct any other business properly brought before the Annual Meeting.
Our Board of Directors has fixed the close of business on April 30, 2026 as the record date for the Annual Meeting. Only stockholders of record at the close of business on April 30, 2026 and their proxy holders are entitled to vote at the Annual Meeting. A complete list of stockholders of record will be available for examination at our headquarters at 3045 Park Boulevard, Palo Alto, California 94306, by any stockholder for any purpose germane to the Annual Meeting for a period of ten days ending on the day before the Annual Meeting date, inclusive. If you would like to view the list, please email us at corporate@navan.com.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 25, 2026 at 8:30 a.m. Pacific Time at www.virtualshareholdermeeting.com/NAVN2026

The Notice of Annual Meeting, Proxy Statement, and Navan’s Fiscal 2026 Annual Report (the "Annual Report"), are available electronically at www.proxyvote.com. These proxy materials are first being made available to stockholders on or about May 12, 2026.
By Order of the Board of Directors,
/s/ Ariel Cohen
Ariel Cohen
Chief Executive Officer and Chairperson
Palo Alto, California
May 12, 2026
You are cordially invited to attend the Annual Meeting online. Whether or not you expect to attend the Annual Meeting, please vote over the telephone or the internet as instructed in these materials, or, if you receive a paper proxy card by mail, by completing and returning the proxy mailed to you, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote online if you attend the Annual Meeting.

Proxy Statement

For the 2026 Annual Meeting of Stockholders to be held on June 25, 2026 at 8:30 a.m. Pacific Time.
GENERAL INFORMATION
Our Board of Directors is soliciting your proxy to vote at the 2026 Annual Meeting of Stockholders (including any adjournments, continuations, or postponements thereof, the “Annual Meeting”) of Navan, Inc. for the purposes described in this proxy statement for the Annual Meeting (this “Proxy Statement”). The Annual Meeting will be held virtually via a live webcast on June 25, 2026 at 8:30 a.m. Pacific Time. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our Annual Report on Form 10-K for the year ended January 31, 2026 (the “2026 Annual Report”) is first being mailed on or about May 12, 2026 to all stockholders entitled to vote at the Annual Meeting. If you held shares of our common stock at the close of business on April 30, 2026 (the “Record Date”), you or your proxyholder are invited to virtually attend the Annual Meeting at www.virtualshareholdermeeting.com/NAVN2026 and vote on the proposals described in this Proxy Statement.
In this Proxy Statement, we refer to Navan, Inc. as “Navan,” “Company,” “we,” “us,” or “our,” and to the Board of Directors of Navan as “our Board of Directors” or “Board.” The 2026 Annual Report accompanies this Proxy Statement. You also may obtain a paper copy of the 2026 Annual Report without charge by following the instructions in the Notice.
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and should not be considered to be part of this Proxy Statement, and references to our website address in this Proxy Statement are inactive textual references only.

Navan, Inc.	1	2026 Proxy Statement

Questions and Answers

WHAT AM I VOTING ON?
You will be voting on:

Proposals
1
To elect the Board’s three Class I director nominees, Ariel Cohen, Ben Horowitz, and Michael Kourey, to serve until the 2029 Annual Meeting of Stockholders and until their successors are duly elected and qualified, or until their earlier death, resignation or removal; and

2
To ratify the appointment by the Audit Committee of the Board of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2027.

WHAT ARE THE VOTING RECOMMENDATIONS OF OUR BOARD OF DIRECTORS?
Our Board of Directors recommends that you vote “FOR” each of the director nominees named in Proposal 1, and “FOR” the ratification of the selection of PwC as our independent public accounting firm as described in Proposal 2.
WHY DID I RECEIVE A NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS ON THE INTERNET?
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice because our Board of Directors is soliciting your proxy to vote at the 2026 Annual Meeting of Stockholders, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.
We intend to first mail the Notice and make this Proxy Statement and the form of proxy available to stockholders on or about May 12, 2026.
WILL I RECEIVE ANY OTHER PROXY MATERIALS BY MAIL?
We may send you a proxy card, along with a second Notice, after ten calendar days have passed since our first mailing of the Notice.
WHO CAN VOTE AT THE ANNUAL MEETING?
Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 237,247,873 shares of Class A common stock and 15,304,696 shares of Class B common stock outstanding.

Navan, Inc.	2	2026 Proxy Statement

Stockholder of Record: Shares Registered in Your Name
If, at the close of business on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote online at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return your vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time to ensure your vote is counted.
Beneficial Owner: Shares Held on Your Behalf by a Brokerage Firm, Bank, or Other Nominee
If, at the close of business on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other nominee, then you are the beneficial owner of shares held in “street name” and the Notice should be forwarded to you by that nominee. Those shares will be reported as being held by the nominee (e.g., your brokerage firm) in the system of record used for identifying stockholders. As a beneficial owner of the shares, you are invited to attend the Annual Meeting, and you have the right to direct your brokerage firm, bank, or other nominee regarding how to vote the shares in your account. You may access the meeting and vote by logging in with your control number at www.virtualshareholdermeeting.com/NAVN2026.
HOW DO I ATTEND AND ASK QUESTIONS DURING THE ANNUAL MEETING?
We will be hosting the Annual Meeting via live webcast only. You may attend, vote and ask questions at the Annual Meeting by following the instructions provided on the Notice or proxy card to log in to www.virtualshareholdermeeting.com/NAVN2026. If you are a stockholder of record, you will be asked to provide the 16-digit control number from your Notice or proxy card. If you are the beneficial owner of shares held in “street name,” your control number is included with your voting instruction card and voting instructions received from your brokerage firm, bank, or other nominee.
The webcast of the Annual Meeting will begin promptly at 8:30 a.m. Pacific Time on June 25, 2026. We encourage you to access the meeting prior to the start time. The webcast will open 15 minutes before the start of the Annual Meeting. Stockholders attending the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.
If you would like to submit a question during the Annual Meeting, you may log in at www.virtualshareholdermeeting.com/NAVN2026 using your control number, type your question into the “Ask a Question” field, and click “Submit.” To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will also find posted our rules of conduct for the Annual Meeting when you log in prior to its start. We will answer as many questions submitted in accordance with the rules of conduct as possible in the time allotted for the Annual Meeting. Only questions that are relevant to an agenda item to be voted on by stockholders at the Annual Meeting will be answered.
WHAT IF I CANNOT FIND MY CONTROL NUMBER?
Please note that if you do not have your control number and you are a registered stockholder, you will be able to login as a guest. To view the meeting webcast visit www.virtualshareholdermeeting.com/NAVN2026 and register as a guest. If you login as a guest, you will not be able to vote your shares or ask questions during the meeting.
If you are a beneficial owner (that is, you hold your shares in an account at a brokerage firm, bank, or other nominee), you will need to contact that brokerage firm, bank, or other nominee to obtain your control number prior to the Annual Meeting.
WHERE CAN WE GET TECHNICAL ASSISTANCE IF WE ARE HAVING TROUBLE ACCESSING THE MEETING OR DURING THE MEETING?
If you have difficulty accessing the meeting or during the meeting, please refer to the technical support telephone number posted on the virtual meeting website login page, where technicians will be available to help you.

Navan, Inc.	3	2026 Proxy Statement

HOW DO I VOTE?
For Proposal 1, you may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee to the Board that you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.
Stockholder of Record: Shares Registered in Your Name: If you are a stockholder of record, you may vote (i) at the Annual Meeting or (ii) in advance of the Annual Meeting by proxy over the telephone, through the internet, or using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote at the Annual Meeting even if you have already voted by proxy. This is only required if you want to change your original vote, since votes will not be double counted.

Vote by Internet go to www.ProxyVote.com to complete an electronic proxy card	Vote by Phone call 1-800-579-1639 and follow the instructions	Vote by Mail in advance of the Annual Meeting using a printed proxy card, return it promptly in the envelope provided	Vote Online www.virtualshareholdermeeting.com/NAVN2026, starting at 8:30 a.m. Pacific Time, on June 25, 2026

•To vote in advance of the Annual Meeting (i) through the internet, go to www.ProxyVote.com to complete an electronic proxy card, or (ii) by telephone, call 1-800-579-1639. You will be asked to provide the control number from the Notice, proxy card, or instructions accompanying your proxy materials. Votes over the internet or by telephone must be received by 11:59 p.m. Eastern Time on June 24, 2026 to be counted.
•To vote in advance of the Annual Meeting using a printed proxy card, simply complete, sign, and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
•To vote online during the Annual Meeting, follow the provided instructions to join the Annual Meeting at www.virtualshareholdermeeting.com/NAVN2026, starting at 8:30 a.m. Pacific Time, on June 25, 2026. You will need to enter the control number located on the Notice, on your proxy card, or in the instructions that accompany your proxy materials. The webcast will open 15 minutes before the start of the Annual Meeting.
Beneficial Owner: Shares Held on Your Behalf by a Brokerage Firm, Bank, or Other Nominee: If you are a beneficial owner of shares held on your behalf by a brokerage firm, bank, or other nominee, you should have received a Notice containing voting instructions from that nominee rather than from us.
HOW MANY VOTES DO I HAVE?
Each holder of shares of our Class A common stock will have one (1) vote per share held as of the close of business on the Record Date. Each holder of shares of our Class B common stock will have thirty (30) votes per share held as of the close of business on the Record Date.
WHAT IF ANOTHER MATTER IS PROPERLY BROUGHT BEFORE THE MEETING?
The Board does not know of any other matters to be brought before the meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment. Discretionary authority for them to do so is provided for in the proxy card.

Navan, Inc.	4	2026 Proxy Statement

CAN I CHANGE MY VOTE AFTER SUBMITTING MY PROXY?
Yes. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•Submit another properly completed proxy card with a later date.
•Grant a subsequent proxy by telephone or through the internet.
•Send a timely written notice that you are revoking your proxy to our Secretary via email at corporate@navan.com.
•Attend the Annual Meeting and vote online. Simply attending the Annual Meeting will not, by itself, revoke your proxy. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions or vote in advance of the Annual Meeting by telephone or through the internet so that your vote will be counted if you later decide not to attend the Annual Meeting.
If you are a beneficial owner of shares held in “street name” on your behalf by a brokerage firm, bank, or other nominee, you should follow the instructions provided by that nominee.
CAN I VOTE MY SHARES BY FILLING OUT AND RETURNING THE NOTICE?
No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote by proxy in advance of the Annual Meeting through the internet, by telephone, or by using a printed proxy card, or online during the Annual Meeting.
IF I AM A STOCKHOLDER OF RECORD AND I DO NOT VOTE, OR IF I RETURN A PROXY CARD OR OTHERWISE VOTE WITHOUT GIVING SPECIFIC VOTING INSTRUCTIONS, WHAT HAPPENS?
If you are a stockholder of record and do not vote in advance of the Annual Meeting by completing a printed proxy card through the internet, or by telephone, or online at the Annual Meeting, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted in accordance with the following recommendations of our Board of Directors:

FOR	the election of each of the Class I director nominees named in this Proxy Statement; and
FOR	the ratification of the appointment by the Audit Committee of the Board of PwC as our independent registered public accounting firm for the fiscal year ending January 31, 2027
If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using that individual’s best judgment.
IF I AM A BENEFICIAL OWNER OF SHARES HELD IN “STREET NAME” AND I DO NOT PROVIDE MY BROKERAGE FIRM, BANK, OR OTHER NOMINEE WITH VOTING INSTRUCTIONS, WHAT HAPPENS?
An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares or withholds votes as to a particular proposal, or if a broker, bank, or other nominee holding its customers’ shares of record causes abstentions or withheld votes to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions and withheld votes will be counted for purposes of determining the presence or absence of a quorum.

Navan, Inc.	5	2026 Proxy Statement

Brokerage firms, banks, and other nominees have discretionary voting power over “uninstructed” shares with respect to matters considered to be “routine,” but not with respect to “non-routine” matters. Under applicable rules and interpretations, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as elections of directors (even if not contested), mergers, stockholder proposals, executive compensation, and certain corporate governance proposals, even if supported by management.
When a beneficial owner of shares held in “street name” does not give voting instructions to their broker, bank, or other nominee as to how to vote on matters deemed to be “non-routine,” the broker, bank, or other such nominee cannot vote the shares. When there is at least one “routine” matter that the broker, bank, or other nominee votes on at a meeting, the uninstructed shares that are un-voted on “non-routine” matters are counted as “broker non-votes.” Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.
Accordingly, your brokerage firm, bank, or other nominee may vote your shares on Proposal No. 2, which is considered a “routine” matter. Your brokerage firm, bank, or other nominee may not, however, vote your shares on Proposal No. 1, which is considered a “non-routine” matter, without your instructions, which would result in a “broker non-vote.” In such case, your shares would not be counted as having been voted on Proposal No. 1.
If you are a beneficial owner of shares held in “street name”, and you do not plan to attend the Annual Meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your brokerage firm, bank, or other nominee by the deadline provided in the materials you receive from your nominee.
WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE NOTICE?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.
WHAT VOTE IS REQUIRED FOR ADOPTION OR APPROVAL OF EACH PROPOSAL AND HOW WILL VOTES BE COUNTED?

Proposal		Vote Required for Approval	Voting Options	Effect of Abstentions or Withhold votes, as applicable	Effect of Broker Non-Votes	Board Recommendation

1	Election of Directors named in this Proxy Statement	Plurality of the votes of the shares present in person, by remote communication, or represented by proxy at the meeting and entitled to vote in the election of directors	FOR or WITHHOLD	No Effect	No Effect	FOR all nominees

2	Ratification of the appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2027	Affirmative vote of a majority of the votes cast on such matter, voting affirmatively or negatively (excluding abstentions and broker non-votes)	FOR, AGAINST or ABSTAIN	No Effect	Not applicable	FOR

Navan, Inc.	6	2026 Proxy Statement

WHO WILL COUNT THE VOTE?
Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspectors of election.
WHAT IS THE QUORUM REQUIREMENT?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding a majority of the voting power of the outstanding shares of stock entitled to vote at the Annual Meeting are present in person, by remote communication, or represented by proxy. On the Record Date, there were 237,247,873 shares of our Class A common stock and 15,304,696 shares of our Class B common stock outstanding and entitled to vote.
Your shares will be counted as present only if you submit a valid proxy (or one is submitted on your behalf by your brokerage firm, bank, or other nominee) or if you attend the Annual Meeting by logging in with your control number. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the chairperson of the Annual Meeting or the holders of a majority of the voting power of the shares present at the Annual Meeting or represented by proxy and entitled to vote may adjourn the Annual Meeting to another date.
HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?
We expect that preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, to file an amendment to the Form 8-K to publish the final results.
WHO IS PAYING FOR THIS PROXY SOLICITATION?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by email, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks, and other nominees for the cost of forwarding proxy materials to beneficial owners. If you choose to access the proxy materials and/or vote over the internet, you are responsible for any internet access charges you may incur.

Navan, Inc.	7	2026 Proxy Statement

Information Regarding Our Board of Directors and Corporate Governance

OUR BOARD OF DIRECTORS
The following table sets forth the names, ages as of May 12, 2026, and certain other information for each of the members of our Board of Directors with terms expiring at the Annual Meeting (three of whom are also nominees for election as a director at the Annual Meeting) and for each of the continuing members of our Board of Directors:

Directors with Terms Expiring at the Annual Meeting/Nominees	Age	Independent	Current Term Expires	Expiration of Term For Which Nominated	Position

Class I Directors(1)
Ariel Cohen	50		2026	2029	Chief Executive Officer and Chairperson of our Board of Directors
Ben Horowitz(3)*	59	✓	2026	2029	Director
Michael Kourey(2)(3)	66	✓	2026	2029	Director
Class II Directors(1)
Arif Janmohamed(4)	50	✓	2027	—	Director
Ilan Twig	52		2027	—	Director and Chief Technology Officer
Anré Williams(4)	60	✓	2027	—	Director
Class III Directors(1)
Clara Liang(3)(4)	46	✓	2028	—	Director
Sandesh Patnam(2)	52	✓	2028	—	Director
Shai Weiss(2)	58	✓	2028	—	Director
Oren Zeev(2)	61	✓	2028	—	Director
1.Three Class I director nominees are up for election at the Annual Meeting for a term expiring at the 2029 Annual Meeting of Stockholders. Class II directors will continue in office until the 2027 Annual Meeting of stockholders. Class III directors will continue in office until the 2028 Annual Meeting of Stockholders.
2.Member of the Audit Committee.
3.Member of the Compensation Committee.
4.Member of the Nominating and Corporate Governance Committee.
*Lead Independent Director

Navan, Inc.	8	2026 Proxy Statement

Set forth below is biographical information for the Class I director nominees and each person whose term of office as a director will continue after the Annual Meeting. This includes information regarding each director’s experience, qualifications, attributes, or skills that led our Board of Directors to recommend them for board service. We believe that, as a whole, our Board of Directors possesses the requisite skills and characteristics, leadership traits, work ethic, and independence to provide effective oversight. No director or executive officer is related by blood, marriage, or adoption to any other director or executive officer. No arrangements or understandings exist between any director and any other person pursuant to which such person was selected as a director or nominee.
Nominees for Election at the Annual Meeting

Ariel Cohen
Chief Executive Officer and Chairperson of our Board of Directors | Age: 50 Director Since: 2015
Ariel Cohen is our co-founder and has served as our Chief Executive Officer and as a member of our Board of Directors since our inception in February 2015 and as chairperson of our board of directors since September 2022. Mr. Cohen previously served as our President from February 2015 to March 2025. Prior to our founding, Mr. Cohen served as Vice President, Product Management at Jive Software, Inc. (“Jive Software”), a provider of social business software, from 2013 to 2015, following the acquisition by Jive Software of StreamOnce, Inc., a business multimedia integration platform, where he served as co-founder and Chief Executive Officer from 2012 to 2013. From 2010 to 2012, Mr. Cohen served as Senior Director, Product Management at Jive Software. Prior to Jive Software, Mr. Cohen served in various senior roles at HP Inc. (formerly Hewlett-Packard Company), a multinational information technology company, from 2006 to 2010. Mr. Cohen served on the board of directors of Lyft, Inc. (“Lyft”), a publicly traded ridesharing company, from March 2021 to May 2025. Mr. Cohen holds a B.A. in Economics from the College of Management Academic Studies and an Executive M.B.A. from Northwestern University, Kellogg School of Management.

Mr. Cohen was selected to serve on our Board of Directors because of the historical knowledge, operational expertise, leadership, culture management, and continuity that he brings as our co-founder, former President, and Chief Executive Officer.

Navan, Inc.	9	2026 Proxy Statement

Ben Horowitz
Director | Age: 59 | Director Since: 2018
Ben Horowitz is a co-founder and has served as a General Partner of Andreessen Horowitz, a venture capital firm, since July 2009. Prior to Andreessen Horowitz, Mr. Horowitz served as a Vice President and General Manager of HP Inc. (formerly Hewlett-Packard Company), a multinational information technology company, from 2007 to 2008. Prior to HP, Mr. Horowitz served as co-founder, President, and Chief Executive Officer of Opsware, Inc., a computer software company, from 1999 to 2007. Mr. Horowitz served on the boards of directors of public companies such as Okta, Inc. (“Okta”), a publicly traded software company, from February 2010 to June 2025 and Lyft from June 2016 to June 2020. In addition, Mr. Horowitz serves on the boards of directors of several private companies. Mr. Horowitz holds a B.A. in Computer Science from Columbia University and an M.S. in Computer Science from the University of California, Los Angeles.

Mr. Horowitz was selected to serve on our Board of Directors because of his extensive experience in the venture capital industry, his knowledge of technology companies, and his service on other privately and publicly held companies.

Michael Kourey
Director | Age: 66 | Director Since: 2024
Michael Kourey has served on the board of directors of Dialpad, Inc. (“Dialpad”), an AI-driven communications intelligence company, since February 2024, and previously served as the Chief Financial Officer of Dialpad from September 2021 to February 2025. Prior to Dialpad, Mr. Kourey served as Chief Financial Officer of Okta from March to May 2021. Prior to Okta, Mr. Kourey served as Chief Financial Officer of Vlocity, Inc. (“Vlocity”) (acquired by Salesforce), a provider of industry-specific cloud and mobile software, from 2019 to 2020. Prior to Vlocity, Mr. Kourey served as Chief Financial Officer and an Executive Vice President of Medallia, Inc. (“Medallia”), a cloud-based customer experience management company, from 2015 to 2018. Prior to Medallia, Mr. Kourey served as a Partner at Khosla Ventures, a venture capital firm, from 2013 to 2015, and previously served as Operating Partner at Khosla Ventures from 2012 to 2013. Prior to Khosla Ventures, Mr. Kourey served in a variety of roles, including as Chief Financial Officer at Polycom, Inc. (“Polycom”), a publicly traded communications solutions company, from 1991 to 2012. Mr. Kourey has served on the boards of directors of various public companies, including Okta, RingCentral, Inc., a cloud-based communications company, Aruba Networks, Inc., a security and networking company acquired by Hewlett-Packard Company, Riverbed Technology LLC, an information technology solutions company, Polycom, and WatchGuard Technologies, Inc., a cybersecurity company. Since July 2025, Mr. Kourey has served on the board of directors of Cribl, Inc. (“Cribl”), a data observability company, and he currently serves as the chair of Cribl’s audit committee. Mr. Kourey also currently serves on the boards of directors of several other private companies. Mr. Kourey holds a B.S. in Agricultural and Managerial Economics from the University of California, Davis and an M.B.A. from the Santa Clara University Leavey School of Business.

Mr. Kourey was selected to serve on our Board of Directors because of his extensive experience as a public company financial officer and his service on the boards of other privately and publicly held companies.

Navan, Inc.	10	2026 Proxy Statement

Directors Continuing in Office Until the 2027 Annual Meeting of Stockholders

Arif Janmohamed
Director | Age: 50 | Director Since: 2017
Arif Janmohamed has served as a Partner at Lightspeed Venture Partners (“Lightspeed”), a venture capital firm since 2008. Prior to joining Lightspeed, Mr. Janmohamed held roles at various technology companies, including Cisco Systems, Inc., a technology solutions company, from 2006 to 2008. Mr. Janmohamed holds a B.Sc. in Computer Engineering from University of Waterloo, Canada and an M.B.A. in Finance from the Wharton School at the University of Pennsylvania.

Mr. Janmohamed was selected to serve on our Board of Directors because of his leadership and business experience, technical knowledge, and his deep understanding of our business and industry as an early investor.

Ilan Twig
Director and Chief Technology Officer | Age: 52 | Director Since: 2015
Ilan Twig is our co-founder and has served as our Chief Technology Officer and as a member of our Board of Directors since our inception in February 2015. Prior to our founding, Mr. Twig served as an Executive Vice President, Engineering at Jive Software during 2015 and a Vice President, Engineering from 2013 to 2014, following the acquisition by Jive Software of StreamOnce, Inc., a business multimedia integration platform, where he served as co-founder and Chief Technology Officer from 2012 to 2013. Prior to Jive Software, Mr. Twig served as the Head of Engineering at RockMelt, Inc., a social media web browsing service, from 2010 to 2012. Mr. Twig holds a B.Sc. in Computer Science from the Academic College of Tel-Aviv, Yaffo.

Mr. Twig was selected to serve on our Board of Directors because of his deep technical understanding of our platform and business and the continuity that he brings to our board of directors as co-founder and Chief Technology Officer.

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Anré Williams
Director | Age: 60 | Director Since: 2025
Anré Williams most recently served as Senior Executive Advisor of American Express Company (“American Express”), a publicly traded financial services corporation, from February 2025 until November 2026. He also served on the Executive Committee of American Express from 2018 until 2026, and as Chief Executive Officer of American Express National Bank (“AENB”), an online bank and subsidiary of American Express, from April 2021 to January 2025. In that role, he was responsible for over 60 percent of the company’s total revenues. Prior to AENB, Mr. Williams served as Group President, Enterprise Services, of American Express from April 2021 to February 2025 and served as the Group President of Global Merchant & Network Services at American Express from February 2018 to April 2021. Mr. Williams served in a number of leadership and professional roles at American Express from 1990 to 2018. Mr. Williams has served on the boards of directors of publicly traded companies such as Infinite Acquisition Corp, a special-purpose acquisition company, from November 2021 to August 2023, Illinois Tool Works Inc., a manufacturing company, from August 2010 to May 2023, and Joseph T. Ryerson & Son, Inc., a metal processing and distribution company, from 2004 to 2007. Mr. Williams holds a B.A. in Economics from Stanford University and an M.B.A. from the Wharton School of the University of Pennsylvania.

Mr. Williams was selected to serve on our Board of Directors because of his extensive public company leadership experience and his service on the boards of other publicly held companies.

Directors Continuing in Office Until the 2028 Annual Meeting of Stockholders

Clara Liang
Director | Age: 46 | Director Since: 2022
Clara Liang has served as Head of Global Strategic Operations at Stripe, Inc. (“Stripe”), a financial services company, since February 2024, and previously served as a Business Lead at Stripe from January 2022 to February 2024. Prior to Stripe, Ms. Liang served as a Vice President and General Manager and in other product director roles at Airbnb, Inc. (“Airbnb”), an online travel marketplace, from July 2016 to January 2022. Prior to Airbnb, Ms. Liang served as Chief Product Officer at Jive Software from 2012 to 2015. Prior to Jive Software, Ms. Liang served in a number of technology and professional services roles at International Business Machines Corporation, a technology and consulting company, from 2001 to 2011. Ms. Liang has served on the board of directors of SoFi Technologies, Inc., a publicly traded financial services company, since October 2019. Ms. Liang holds a B.Sc. in Symbolic Systems from Stanford University and an M.S. in Technology Commercialization from the University of Texas at Austin.

Ms. Liang was selected to serve on our Board of Directors because of her experience leading and scaling global technology companies.

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Sandesh Patnam
Director | Age: 52 | Director Since: 2022
Sandesh Patnam has served as the U.S. Managing Partner at Premji Invest, a growth equity firm, since March 2014. Prior to Premji Invest, Mr. Patnam served as a General Partner at DFJ Growth, a venture capital firm, from October 2020 to October 2021. Prior to DFJ Growth, Mr. Patnam served as an Investment Officer and Senior Equity Analyst at Seligman Technology Group at Columbia Management Investment Advisers LLC (“Seligman”), an investment company, from 2010 to 2014. Prior to Seligman, Mr. Patnam served as the General Partner at Bay Partners LLC, a venture capital firm, from 2005 to 2010. Mr. Patnam serves on the boards of directors of several private companies and served on the board of directors of Anaplan, Inc., a publicly traded software company, from 2016 to 2022. Mr. Patnam holds a B.S. in Electrical Engineering from the University of Rochester and an M.B.A. in Finance from the Wharton School of the University of Pennsylvania.

Mr. Patnam was selected to serve on our Board of Directors because of his business and venture capital expertise and his service on the boards of other privately and publicly held companies.

Shai Weiss
Director | Age: 58 | Director Since: 2026
Shai Weiss served as the Chief Executive Officer of Virgin Atlantic Limited (“Virgin Atlantic”) January 2019 to December 2025, and he was an Executive Director of its board from 2014 until December 2025. Mr. Weiss served as Virgin Atlantic’s Chief Commercial Officer from 2017 to 2018 and Executive Vice President and Chief Financial Officer from 2014 to 2017. Prior to Virgin Atlantic, Mr. Weiss served as an Investment Partner of Virgin Management Limited from 2012 to 2014. His career with the Virgin Group began in 2006 as a Founding Partner of Virgin Green Fund. Previously, Mr. Weiss held several senior management positions at NTL:Telewest (now Virgin Media O2). Mr. Weiss previously served on the board of Check Point Software Technologies Ltd., a publicly traded cybersecurity company, from November 2018 to September 2025 and served on the UK Prime Minister’s Business Council in 2022. Mr. Weiss holds a B.B.A from Baruch College and an M.B.A. from Columbia Business School.

Mr. Weiss was selected to serve on our Board of Directors because of his executive leadership and board experience and his extensive background in the travel, technology, and financial sectors.

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Oren Zeev
Director | Age: 61 | Director Since: 2015
Oren Zeev has served as the Sole General Partner of Zeev Ventures, a venture capital firm, since 2015. Between 2008 and 2015, Mr. Zeev invested his own capital in private technology companies. Prior to that, Mr. Zeev served as a General Partner at Apax Partners, a venture capital firm, from 1995 to 2007. Mr. Zeev currently serves as a member of the boards of directors of various private technology companies. Mr. Zeev previously served on the board of Chegg, Inc., an education technology company, from 2008 to 2013 and Audible, Inc., an online audiobook company, from 2003 to 2008. Mr. Zeev holds a B.Sc. in Electrical Engineering from Technion, Israel Institute of Technology and an M.B.A. from INSEAD.

Mr. Zeev was selected to serve as a member of our Board of Directors because of his extensive experience in the venture capital industry and his knowledge of technology companies and our industry.

Director Independence and Independence Determinations
Our Corporate Governance Guidelines provide that our Board will consist of a majority of independent directors in accordance with the listing standards of the Nasdaq Global Select Market (“Nasdaq”). Our Corporate Governance Guidelines define an “independent” director consistent with the Nasdaq definition of independence. Under our Corporate Governance Guidelines and Nasdaq listing standards, an independent director is a person other than an executive officer or employee of the Company (or any parent or subsidiary of the Company) or any other individual having a relationship which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Members of our Audit Committee and Compensation Committee are subject to the additional independence requirements of applicable SEC rules and Nasdaq listing standards.
Our Nominating and Corporate Governance Committee undertook its annual review of director independence and made a recommendation to our Board regarding director independence. As a result of this review, our Board affirmatively determined that each of Ms. Liang and Messrs. Horowitz, Janmohamed, Kourey, Patnam, Weiss, Williams, and Zeev is “independent” in accordance with Nasdaq listing standards applicable to boards of directors in general.
In addition, our Board has affirmatively determined that each of Messrs. Kourey, Patnam, Weiss, and Zeev is “independent” in accordance with the Nasdaq listing standards and SEC rules applicable to boards of directors in general and Audit Committee members in particular, and that each of Ms. Liang and Messrs. Horowitz and Kourey is “independent” in accordance with the Nasdaq listing standards and SEC rules applicable to boards of directors in general and Compensation Committee members in particular.
In making these affirmative determinations, our Board of Directors considered the current and prior relationships that each non-employee director has with Navan and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.”
Board Leadership
Our Nominating and Corporate Governance Committee periodically considers the leadership structure of our Board of Directors and makes such recommendations to our Board of Directors as our Nominating and Corporate Governance Committee deems appropriate. Our Corporate Governance Guidelines also provide that, when our Board of Directors does not have an independent chairperson, the independent members of our Board of Directors will designate a “Lead Independent Director.”

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At this time, our Board of Directors believes that our current Chief Executive Officer is best situated to serve as Chairman of the Board of Directors. Ariel Cohen co-founded our company and is highly knowledgeable and has longstanding experience with respect to our business, operations and industry and ongoing executive responsibility for the Company. Because Mr. Cohen has served and continues to serve in both these roles, our Board of Directors has appointed a Lead Independent Director, Ben Horowitz. As Lead Independent Director, Mr. Horowitz provides leadership to our Board of Directors if circumstances arise in which the role of Chief Executive Officer and Chairperson of our Board of Directors may be, or may be perceived to be, in conflict, and performs such additional duties as our Board of Directors may otherwise determine and delegate, including presiding over periodic meetings of our independent directors and coordinating activities of independent directors. Our Board of Directors believes that its independence and oversight of management is maintained effectively through this leadership structure, the composition of our Board of Directors, and sound corporate governance policies and practices.
Role of our Board of Directors in Risk Oversight
Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with our Board of Directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.
Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through our Board of Directors as a whole, as well as through various standing committees of our Board of Directors that address risks inherent in their respective areas of oversight. While our Board of Directors is responsible for monitoring and assessing strategic risk exposure, our Audit Committee is responsible for overseeing our major financial risk and cybersecurity exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also approves or disapproves any related person transactions. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
Board and Committee Meetings
Our Corporate Governance Guidelines provide that all directors are expected to prepare for, attend and actively participate in all meetings of the Board of Directors and the committees on which they serve. Our Board of Directors meets periodically during the year to review significant developments affecting Navan and to act on matters requiring the approval of our Board of Directors. Our Board of Directors met three times during our last fiscal year. Our Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Our Audit Committee met nineteen times during our last fiscal year. Our Compensation Committee met three times during our last fiscal year. Our Nominating and Corporate Governance Committee met twice during our last fiscal year. During our last fiscal year, each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors held during the period for which they had been a director and (ii) the total number of meetings held by all committees of our Board of Directors on which they served during the periods that they served. We encourage our directors to attend our Annual Meeting.
Director Nomination Process and Qualifications
We believe that an effective board of directors should be made up of individuals who collectively provide an appropriate balance of diverse occupational and personal backgrounds and perspectives and who have a range of skills and expertise sufficient to provide guidance and oversight with respect to the Company’s strategy and operations. Candidates for nomination to our Board of Directors are selected by our Board of Directors based on the recommendation of our Nominating and Corporate Governance Committee in accordance with the committee’s charter, our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, our Corporate Governance Guidelines, and the requirements of applicable law. In recommending candidates for nomination, our Nominating and Corporate Governance Committee considers candidates recommended by directors, officers, and employees, as well as candidates that are properly submitted by stockholders in accordance with our policies and Amended and Restated Bylaws, using the same criteria to evaluate all such candidates.

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In assessing potential candidates, our Nominating and Corporate Governance Committee and our Board may consider, in addition to any specific additional criteria with respect to specific searches, the following minimum general criteria: whether the candidate possesses relevant expertise to offer advice and guidance to management; has sufficient time to devote to the affairs of the Company; demonstrates expertise in the candidate’s field; has the ability to exercise sound business judgment; and is committed to represent the long-term interests of the Company’s stockholders. The Board reviews candidates for director nomination considering the current composition of the Board, the operating requirements of the Company and the long-term interests of the Company’s stockholders. In the case of incumbent directors whose terms of office are set to expire, the Board reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Board also determines whether the nominee must be independent for purposes of satisfying applicable listing requirements.
As discussed above, our Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. Any recommendation should be submitted to the Secretary of the Company at 3045 Park Boulevard, Palo Alto, California 94306, should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected.
All recommendations for nomination received by the Secretary that satisfy the requirements of our Amended and Restated Bylaws relating to director nominations will be presented to the Nominating and Corporate Governance Committee for its consideration. Stockholders must also satisfy the notification, timeliness and information requirements set forth in our Amended and Restated Bylaws. See “Other Information for Stockholders—Stockholder Proposals for the 2027 Annual Meeting of Stockholders.”
Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate and, in addition, our Nominating and Corporate Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.
COMMITTEES OF OUR BOARD OF DIRECTORS
The composition and responsibilities of each of the standing committees of our Board of Directors are described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors. Our Board of Directors may establish other committees as it deems necessary or appropriate from time to time.
Audit Committee
Our Audit Committee consists of Michael Kourey, Sandesh Patnam, Shai Weiss, and Oren Zeev. The chairperson of our Audit Committee is Mr. Kourey. Our Board of Directors has determined that each member of our Audit Committee satisfies the independence requirements under the listing standards of the Nasdaq and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Our Board of Directors has determined that each member of our Audit Committee is an “audit committee financial expert” within the meaning of SEC regulations. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with applicable Nasdaq requirements. In arriving at these determinations, our Board of Directors has examined each Audit Committee member’s scope of experience and the nature of their prior and current employment.
The primary purpose of our Audit Committee is to discharge the responsibilities of our Board of Directors with respect to our corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee our independent registered public accounting firm. Specific responsibilities of our Audit Committee include, among other things:
•being directly responsible for the appointment, compensation, retention, oversight and, when necessary, termination of the registered public accounting firm or firms engaged as the Company’s independent outside auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services;

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•ensuring the qualifications, independence, and performance of the Company’s independent registered public accounting firm;
•reviewing and discussing with management and the Company’s independent registered public accounting firm the financial statements to be included in the Company’s Annual Report on Form 10-K;
•discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and that firm, our interim and year-end results of operations;
•establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;
•considering the adequacy and performance of our internal controls and internal audit function;
•reviewing related party transactions that are material or otherwise implicate disclosure requirements;
•approving, or as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm;
•reviewing legal and regulatory compliance matters, including risks related to data privacy, information security, and cybersecurity; and
•preparing the audit committee report that the SEC requires in our annual proxy statement.
Our Audit Committee operates under a written charter that satisfies the applicable listing standards of the Nasdaq.
Compensation Committee
Our Compensation Committee consists of Ben Horowitz, Michael Kourey, and Clara Liang. The chairperson of our Compensation Committee is Mr. Horowitz. Our Board of Directors has determined that each member of our Compensation Committee is independent under the Nasdaq listing standards applicable to compensation committee service.
The primary purpose of our Compensation Committee is to discharge the responsibilities of our Board of Directors in overseeing our compensation policies, plans, and programs, and to review and determine or recommend to our Board of Directors for approval, as applicable, the compensation to be paid to our executive officers, directors, and other senior management, as appropriate. Specific responsibilities of our Compensation Committee include, among other things:
•reviewing and approving, or recommending that our Board of Directors approve, the compensation of our chief executive officer and other executive officers;
•reviewing and recommending to our Board of Directors the compensation of our non-employee directors;
•reviewing and recommending to our Board of Directors the terms of any compensatory agreements with our executive officers;
•reviewing and recommending, if necessary or appropriate, perquisites for directors or executive officers;
•reviewing and approving the list of companies, if applicable, to be included in any compensation peer group to determine pay levels;
•administering our equity incentive and employee stock purchase plans;
•reviewing and approving, or making recommendations to our Board of Directors with respect to, incentive compensation and equity plans; and
•establishing and reviewing our overall compensation philosophy in light of our specific business objectives.
Our Compensation Committee operates under a written charter that satisfies the applicable listing standards of the Nasdaq.

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PROCESSES AND PROCEDURES FOR COMPENSATION DECISIONS
Our Compensation Committee is primarily responsible for establishing and reviewing our overall compensation strategy. In addition, our Compensation Committee oversees our compensation and benefit plans and policies, administers our equity incentive and employee stock purchase plans, reviews and approves all compensation decisions relating to our executive officers, and reviews and recommends to the Board all compensation decisions relating to our Chief Executive Officer. Our Compensation Committee consults with our Chief Executive Officer regarding the compensation of our executive officers other than himself.
Under its charter, our Compensation Committee has the right to retain or obtain the advice of compensation consultants, outside legal counsel, and other advisers. During the fiscal year ended January 31, 2026, our Compensation Committee retained Compensia, Inc. (“Compensia”), a compensation consulting firm with compensation expertise relating to technology companies, to provide it with market information, analysis, and other advice relating to executive compensation on an ongoing basis. Compensia was engaged directly by our Compensation Committee to, among other things, assist in developing an appropriate group of peer companies to help us determine the appropriate level of overall compensation for our executive officers and non-employee directors, as well as to assess each separate element of executive officer and non-employee director compensation, with a goal of ensuring that the compensation we offer to our executive officers and non-employee directors is competitive, fair, and appropriately structured. Compensia does not provide any non-compensation related services to us, and maintains a policy that is specifically designed to prevent any conflicts of interest. In addition, our Compensation Committee has assessed the independence of Compensia, taking into account, among other things, the factors set forth in Exchange Act Rule 10C-1 and the Nasdaq listing standards, and concluded that no conflict of interest exists with respect to the work that Compensia performs for our Compensation Committee.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During the year ended January 31, 2026 (“fiscal 2026”), our Compensation Committee was composed of Ben Horowitz, Michael Kourey, and Clara Liang. None of the members of our Compensation Committee are currently, or have been at any time, one of our officers or employees. None of our executive officers currently serve, or have served during fiscal 2026, as a member of our Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee. We are party to certain transactions with Andreessen Horowitz described under “Certain Relationships and Related Person Transactions.”
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consists of Arif Janmohamed, Clara Liang, and Anré Williams. The chairperson of our Nominating and Corporate Governance Committee is Mr. Williams. Our Board of Directors has determined that each member of our Nominating and Corporate Governance Committee is independent under the listing standards of the Nasdaq. Specific responsibilities of our Nominating and Corporate Governance Committee include, among other things:
•identifying and recommending candidates for membership on our Board of Directors;
•recommending directors to serve on committees of our Board of Directors;
•reviewing and recommending to our Board of Directors any changes to our corporate governance guidelines;
•reviewing proposed waivers of our corporate governance guidelines for directors;
•overseeing the process of evaluating the performance of our Board of Directors, its committees, and its members; and
•advising our Board of Directors on governance matters.
Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable listing standards of the Nasdaq.

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STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Stockholders who wish to communicate with our Board of Directors, our non-management directors, or individual directors may send messages to our Secretary at 3045 Park Boulevard, Palo Alto, California 94306. Our Secretary or legal team, in consultation with appropriate directors as necessary, will review all incoming stockholder communications (except for mass mailings, product complaints or inquiries, job inquiries, business solicitations, and patently offensive or otherwise inappropriate material). If appropriate, our Secretary or legal team will route such communications to the appropriate director(s) or, if none is specified, to the Chairperson of our Nominating and Corporate Governance Committee or our Lead Independent Director after review by the legal team.
CORPORATE GOVERNANCE GUIDELINES
Our Board of Directors has adopted Corporate Governance Guidelines to ensure that our Board of Directors has the necessary practices in place to review and evaluate Navan’s business operations and make decisions that are independent of our management. The Corporate Governance Guidelines set forth the practices our Board of Directors intends to follow with respect to, among other things, board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, board committees and compensation and director education. Our Corporate Governance Guidelines also require the approval of our Board of Directors for service by any director on more than four additional public company boards. The Corporate Governance Guidelines, as well as the charters for each committee of our Board of Directors, are available to our stockholders at investors.navan.com.
CODE OF BUSINESS CONDUCT AND ETHICS
We maintain a Code of Business Conduct and Ethics that is applicable to all our employees, executive officers and directors. Our Code of Business Conduct and Ethics available on our Investor Relations website at investors.navan.com under “Governance—Documents & Charters.” We expect that any substantive amendments to the Code of Business Conduct and Ethics, or any waivers of its requirements, will be disclosed on our website, if required by applicable law or the Nasdaq listing standards. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this Proxy Statement.
INSIDER TRADING POLICY
We have adopted an Insider Trading Policy governing the purchase, sale, and other dispositions of our securities by directors, officers, employees, contractors, and consultants that are designed to promote compliance with insider trading laws, rules, and regulations, as well as procedures designed to further the foregoing purposes. A copy of our insider trading policy is filed as an exhibit to our Annual Report on Form 10-K for our fiscal year ended January 31, 2026. In addition, it is the Company’s intent to comply with applicable laws and regulations relating to insider trading.
HEDGING AND PLEDGING POLICY
Our Insider Trading Policy prohibits directors, officers and other employees from engaging in derivatives securities or hedging transactions, including prepaid variable forward contracts, equity swaps, collars and exchange funds, or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset any decrease in the market value of our securities and the risks associated with holding our common stock. Our Insider Trading Policy also prohibits trading in options, such as puts and calls, and other derivative securities with respect to our securities (other than stock options and other compensatory equity awards issued by us), as well holding our common stock in margin accounts. Additionally, our Insider Trading Policy prohibits pledging securities as collateral for a loan, unless done in accordance with any applicable policy or guidelines of ours regarding pledging. Pursuant to our Pledging Policy, only our CEO is eligible to pledge shares of our common stock.

Navan, Inc.	19	2026 Proxy Statement

PROPOSAL ONE:
Election of Directors

Our Board of Directors currently consists of ten members and is divided into three classes and each class has a three-year term. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election until the third annual meeting following the election and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation, or removal.
There are currently three Class I directors, Messrs. Cohen, Horowitz, and Kourey, all of whose terms of office are set to expire at the Annual Meeting. The Nominating and Corporate Governance Committee recommended, and the Board of Directors nominated, Messrs. Cohen, Horowitz, and Kourey for re-election to our Board at the Annual Meeting. If elected at the Annual Meeting, each of these nominees would serve until the annual meeting of stockholders to be held in 2029 and until their successor has been duly elected and qualified, or until the director’s earlier death, resignation, or removal.
Each of the nominees has agreed to stand for reelection and has indicated that he would be willing and able to serve as a director if reelected. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve. In the event that any of these nominees should become unavailable for election due to any presently unforeseen reason, proxies will be voted for a substitute as designated by the Board, or alternatively, the Board may leave a vacancy on the Board or reduce the size of the Board.

Our Board of Directors Recommends a vote “FOR” the election of each of Ariel Cohen, Ben Horowitz, and Michael Kourey as a Class I Director.

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PROPOSAL TWO:
Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board has appointed PwC as our independent registered public accounting firm for the fiscal year ending January 31, 2027 and has further directed that the Board submit the appointment of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting and recommended that stockholders ratify such appointment. PwC has audited our financial statements since 2024. Representatives of PwC are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our Amended and Restated Bylaws nor other governing documents or law require stockholder ratification of the appointment of PwC as our independent registered public accounting firm. However, the Board is submitting the appointment of PwC to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of us and our stockholders.
CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
As previously disclosed in our registration statement on Form S-1 (File No. 333-290396) and the related prospectus dated October 30, 2025, we dismissed Deloitte and Touche LLP (“Deloitte”) on August 5, 2024 as our independent registered public accounting firm. On September 18, 2024, we appointed PwC as our independent registered public accounting firm. The decision to change our independent registered public accounting firm was approved by the Audit Committee of the Board.
Deloitte’s report on our consolidated financial statements as of and for the fiscal year ended January 31, 2023 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Deloitte did not issue a report on our audited financial statements for the fiscal year ended January 31, 2024.
During the fiscal years ended January 31, 2023 and January 31, 2024 and the subsequent interim period through August 5, 2024, we had no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused Deloitte to make reference in connection with its opinion to the subject matter of the disagreement. During the fiscal years ended January 31, 2023 and January 31, 2024 and the subsequent interim period through August 5, 2024, there were no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K, except that Deloitte advised us of the following material weakness: the lack of established internal controls and procedures and an insufficient number of accounting and finance personnel possessing the necessary GAAP technical expertise at our Reed & Mackay subsidiary, including controls and procedures to ensure (1) journal entries are properly reviewed and approved, and (2) compliance with GAAP, specifically as it relates to accounting for revenue.
We provided Deloitte with a copy of the foregoing disclosures and requested that Deloitte furnish a letter addressed to the SEC stating whether or not Deloitte agrees with the statements made herein, as specified by Item 304(a)(3) of Regulation S-K. A copy of the letter, dated September 18, 2025, furnished by Deloitte in response to that request, is filed as Exhibit 16.1 to the registration statement on Form S-1 (File No. 333-290396).

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During the fiscal years ended January 31, 2023 and January 31, 2024 and subsequent interim period through September 18, 2024, neither we, nor anyone acting on our behalf, consulted with PwC on matters that involved the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, or any other matter that was the subject of a disagreement as that term is used in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K or a reportable event as that term is used in Item 304(a)(1)(v) and the related instructions to Item 304 of Regulation S-K.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following table represents aggregate fees billed to us for the fiscal years ended January 31, 2026 and January 31, 2025 by PwC, our principal accountant.

	Fiscal Year Ended January 31,
	2026 ($)	2025 ($)

Audit Fees(1)	7,642,571	1,671,768
Audit-Related Fees(2)	9,783	8,949
Tax Fees(3)	223,446	155,398
All Other Fees(4)	2,000	2,000
Total Fees	7,877,800	1,838,115
1.“Audit Fees” consist of fees in connection with the audit of Navan, Inc’s consolidated financial statements in our Annual Report on Form 10-K; comfort letters, consents, and assistance with and services provided in connection with our initial public offering ("IPO") such as a review of documents filed with the SEC, including our registration statement on Form S-1 related to our IPO in October 2025; the review of the interim condensed consolidated financial statements in our subsequent Quarterly Report on Form 10-Q; and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements.
2.“Audit-Related Fees” consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and not reported under “Audit Fees”.
3.“Tax Fees” consist of fees for professional services for tax compliance, tax advice, and tax planning. This category includes consultation on tax matters and assistance regarding federal, state, and international tax compliance.
4.“All Other Fees” consist of fees for annual subscriptions to disclosure-related tools.
PRE-APPROVAL POLICIES AND PROCEDURES
Our Audit Committee approves all audit and non-audit related services that our independent registered public accounting firm provides to us in accordance with our Audit Committee Pre-Approval Policy for Services for Independent Auditor. Pursuant to such policy, pre-approval may be given by our Audit Committee or the Chairperson thereof in connection with approval of the scope of the engagement of the independent registered public accounting firm or on an individual, explicit, case-by-case basis before the independent registered public accounting firm is engaged to provide each service; provided that, if approved by the Chairperson, the decision must be reported to our full Audit Committee at its next scheduled meeting. In addition, the pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to our full Audit Committee at its next scheduled meeting.
All of the services relating to the fees described in the table above were pre-approved by our Audit Committee in accordance with our Audit Committee’s pre-approval policies and procedures.

Our Board of Directors Recommends a vote “FOR” the Ratification of the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the fiscal year ending January 31, 2027.

Navan, Inc.	22	2026 Proxy Statement

Report of the Audit Committee of the Board of Directors

Our Audit Committee has reviewed and discussed the Company’s audited financial statements as of and for the fiscal year ended January 31, 2026, with management and the independent registered public accounting firm. Our Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, our Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with our Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.
Based on the review and discussions described above, our Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended January 31, 2026 for filing with the SEC.
THE AUDIT COMMITTEE
Michael Kourey (Chair)
Sandesh Patnam
Shai Weiss
Oren Zeev

Navan, Inc.	23	2026 Proxy Statement

Information Regarding Our Executive Officers

The following table sets forth certain information with respect to our executive officers as of May 12, 2026.

Name	Age	Position(s)

Ariel Cohen	50	Chairperson of our Board of Directors and Chief Executive Officer
Ilan Twig	52	Director and Chief Technology Officer
Aurélien Nolf	46	Chief Financial Officer
Michael Sindicich	34	President
Biographical information for Messrs. Cohen and Twig is included above with the director biographies under the caption “Our Board of Directors.”

Aurélien Nolf
Chief Financial Officer | Age: 46 | Officer Since: 2026
Aurélien Nolf has served as our Chief Financial Officer since March 2026. Prior to joining us, Mr. Nolf served as VP, Head of Financial Planning & Analysis (“FP&A”) and Investor Relations at Lyft since November 2022. Prior to Lyft, Mr. Nolf spent more than 15 years in various finance leadership roles at Electronic Arts Inc., a public video gaming company, including as the Senior Director of FP&A from April 2017 to November 2021 and the Vice President of FP&A from November 2021 to November 2022. Mr. Nolf began his career in the public accounting and audit practice at PwC in Lyon, France.

Mr. Nolf holds a Master’s degree in Corporate Law from the University of Lyon, as well as a Master in Management with a specialization in Finance from Emlyon Lyon Business School. He also holds a French DESCF (graduate-level accounting and finance qualification).

Michael Sindicich
President | Age: 34 | Officer Since: 2019
Michael Sindicich has served as our President since March 2025. Mr. Sindicich previously served as our Chief Executive Officer of Navan Expense from April 2023 to March 2025 and as our Executive Vice President and General Manager of Navan Expense from December 2019 to April 2023. Mr. Sindicich joined Navan as a Senior Account Executive in April 2016 and held several senior sales roles with us before leading Navan Expense. Mr. Sindicich holds a B.S. in Psychobiology from the University of California, Los Angeles.

Mr. Sindicich holds a B.S. in Psychobiology from the University of California, Los Angeles.

Each executive officer serves at the discretion of our Board and holds office until the executive officer’s successor is duly elected and qualified or until the executive officer’s earlier resignation or removal.

Navan, Inc.	24	2026 Proxy Statement

Executive Compensation

Our named executive officers for the fiscal year ended January 31, 2026 ("fiscal 2026") were:
•Ariel Cohen, our Chief Executive Officer and Chairperson of our Board of Directors;
•Ilan Twig, our Chief Technology Officer and member of our Board of Directors;
•Anne Giviskos, our former SVP, Strategic Finance, Chief Accounting Officer and former interim Chief Financial Officer; and
•Amy Butte, our former Chief Financial Officer.
SUMMARY COMPENSATION TABLE
The following table presents all of the compensation awarded to, or earned by, or paid to, our named executive officers for the fiscal years indicated.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock awards ($)(2)	Option awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)

Ariel Cohen Chief Executive Officer and Director	2026	1,002,308	—	—	16,866,338	360,000	—	18,228,646
	2025	817,702	—	—	812,921	—	—	1,630,623
Ilan Twig(6) Chief Technology Officer and Director	2026	744,457	—	—	8,575,695	270,000	—	9,590,152
	2025	560,513	—	—	900,087	—	—	1,460,600
Anne Giviskos(7) Former Interim Chief Financial Officer	2026	500,000	350,000	—	770,240	—	53,313	1,673,553
Amy Butte(7) Former Chief Financial Officer	2026	600,000	—	4,338,228	12,966,303	200,000	4,565,890	22,670,421
1.Amount represents a one-time cash bonus of $100,000 awarded in connection with Ms. Giviskos' retention as the Company's Interim Chief Financial Officer and a fiscal year 2026 bonus of $250,000, each of which she was entitled to pursuant to the retention agreement we entered into with her in December 2025. See “―Agreements with our Named Executive Officers―Anne Giviskos.”
2.During fiscal 2026, Messrs. Cohen and Twig and Ms. Giviskos were granted restricted stock unit (“RSU”) awards under our 2015 Plan, subject to a performance-based vesting condition and time-based service vesting conditions. As of the applicable grant date, we had not recognized stock-based compensation expense for these awards because achievement of the performance-based vesting condition was not deemed probable as of such date. As a result, no value is included in the table for these awards. Assuming achievement of the performance-based vesting condition, the aggregate grant date fair value of the RSU awards for each of Messrs. Cohen and Twig and Ms. Giviskos was $26,852,014, $13,652,919 and $506,213, respectively, computed in accordance with FASB Accounting Standards Codification Topic 718 (“ASC Topic 718”), excluding the effect of estimated forfeitures. The amount shown in this column for Ms. Butte includes $4,338,228 of incremental fair value in connection with the modification in fiscal 2026 of an RSU award granted to Ms. Butte in fiscal 2025, computed in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are included in Notes 1 and 10 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2026. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the named executive officers. See the section titled “—Equity-Based Incentive Awards” below for additional information.

Navan, Inc.	25	2026 Proxy Statement

3.Amounts reported in this column represent the aggregate grant date fair value of option awards granted to our named executive officers during the relevant fiscal year, computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. Amounts shown in this column for fiscal 2026 include $3,641,309 in incremental fair value in connection with the modification in fiscal 2026 of option awards granted to Ms. Butte in fiscal 2026 and/or in prior years, as applicable, computed in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are included in Notes 1 and 10 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2026. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the named executive officers. See the section titled “—Equity-Based Incentive Awards” below for additional information.
4.Amounts reported in this column represent total cash bonuses earned by the named executive officers based on achievement of corporate objectives and performance goals as determined by our Compensation Committee (and, with respect to Mr. Cohen, by our Board of Directors following a recommendation by our Compensation Committee) during the relevant fiscal year. See the section titled “—Annual Performance-based Bonus Opportunity” below for additional information.
5.Amounts reported in this column represent (i) for Ms. Giviskos, a tax gross up payment related to her one-time cash payment; and (ii) for Ms. Butte, $3,700,000 in a one-time cash payment and a $865,890 tax gross-up payment made on a portion of the cash severance paid to Ms. Butte.
6.Mr. Twig was located in the United States for a portion of each of fiscal 2026 and the year ended January 31, 2025 ("fiscal 2025"), during which he was compensated in U.S. dollars, and in Israel for a portion of each such year, during which he was compensated in ILS. The 1,528,500 ILS paid to Mr. Twig for the portion of fiscal 2026 he was located in Israel was converted to U.S. dollars at the average ILS to U.S. dollar conversion rate for the period from February 1, 2025 to January 31, 2026, which was 0.2956. The 1,531,628 ILS paid to Mr. Twig for the portion of fiscal 2025 he was located in Israel was converted to U.S. dollars at the average ILS to U.S. dollar conversion rate for the period from February 1, 2024 to January 1, 2025, which was 0.2711.
7.Neither Ms. Giviskos nor Ms. Butte was a named executive officer for fiscal 2025. As such, we have not reported any compensation for fiscal 2025 for Mses. Giviskos or Butte in this table.
ANNUAL PERFORMANCE-BASED BONUS OPPORTUNITY
In addition to base salaries, our named executive officers are eligible to receive performance-based cash bonuses, which are designed to provide appropriate incentives to our executives to achieve defined performance goals and to reward our executives for individual achievement towards these goals. The performance-based bonus each executive officer is eligible to receive is generally based on the extent to which we achieve the corporate goals that our Board of Directors or Compensation Committee establishes. For fiscal 2026, Messrs. Cohen and Twig were eligible to receive a bonus at an annual target of $400,000 and $300,000, respectively, based on corporate performance objectives related to certain corporate milestones and revenue targets for the fiscal year. Under the performance conditions approved by our Compensation Committee for fiscal 2026, a holistic approach to weighting among the targets was allowed. Following fiscal year-end, our Compensation Committee (and, with respect to Mr. Cohen, our Board of Directors) considered the Company’s achievement of the corporate milestones and revenue targets, as well as the individuals' performance in fiscal 2026, and determined that Messrs. Cohen and Twig had each earned a payment equal to 90% of their respective target award amounts.
Ms. Butte was eligible to receive several cash bonuses, up to an aggregate of $200,000, upon the achievement of certain corporate milestones during fiscal 2026. In February 2025, a bonus of $150,000 was awarded upon the achievement a corporate milestone related to the closing of a debt financing, and in June 2025 a bonus of $50,000 was awarded upon the achievement a corporate milestone related to our IPO.
Pursuant to the retention agreement we entered into with her in December 2025, Ms. Giviskos was guaranteed a cash bonus of $250,000. See “―Agreements with our Named Executive Officers―Anne Giviskos.”

Navan, Inc.	26	2026 Proxy Statement

EQUITY-BASED INCENTIVE AWARDS
Stock Options Granted in Fiscal 2026
In April 2025, our Compensation Committee recommended and our Board approved, the grant of options to Messrs. Cohen and Twig to purchase 1,250,444 shares of our Class A common stock and 635,788 shares of our Class A common stock, respectively. Each of these options has an exercise price of $22.62 per share and vests and becomes exercisable with respect to 25% of the total number of shares subject to such option on the one-year anniversary of vesting commencement date, and 1/48th of the total number of shares subject to such option monthly thereafter, subject to the executive’s continued service on each vesting date.
In July 2025, our Board granted Ms. Giviskos an option to purchase 53,078 shares of our Class A common stock. The option has an exercise price of $23.31 per share, and was scheduled to vest and become exercisable with respect to 25% of the total number of shares subject to such option on the one-year anniversary of vesting commencement date, and 1/48th of the total number of shares subject to such option monthly thereafter, subject to the executive’s continued service on each vesting date. In December 2025, our Compensation Committee recommended and our Board approved a modification to Ms. Giviskos’ option to accelerate in full the vesting of the option effective as of the earlier of (a) the date on which we appointed a full-time Chief Financial Officer and (b) June 30, 2026. See “―Agreements with our Named Executive Officers.” The option fully vested on March 2, 2026. There was no incremental fair value in connection with the modification of Ms. Giviskos’ option award.
In connection with the completion of our IPO in October 2025, our Board granted Ms. Butte an option to purchase 657,259 shares of our Class A common stock with an exercise price of $25.00 per share, which was scheduled to vest with respect to 25% of the shares subject to the option at the one-year anniversary of the grant date, and the remaining shares subject to the option to vest in monthly increments for the next three years. In December 2025, in connection with Ms. Butte’s departure as our Chief Financial Officer, our Compensation Committee recommended and our Board approved a modification to Ms. Butte’s option to (a) extend the post-termination exercise period to the maximum term of the option and (b) accelerate in full the vesting of the option, effective May 1, 2026. See “―Potential Payments upon Termination or Change in Control.” The option fully vested on May 1, 2026. The incremental fair value of $3,641,309 in connection with the modification to accelerate the vesting of the option is included in the amount shown in the “Option Awards” column of the Summary Compensation Table.
RSUs Granted in Fiscal 2026
In April 2025, our Compensation Committee recommended and our Board approved, the grant of RSUs to Messrs. Cohen and Twig settleable for 1,154,925 shares of our Class A common stock and 587,222 shares of our Class A common stock, respectively. These shares of Class A common stock will be exchangeable for an equal number of shares of Class B common stock at the election of the respective executive upon settlement. The vesting of these RSUs was subject to a time-based service condition and a performance condition, both of which have to be satisfied to vest. The time-based service condition will be satisfied with respect to (i) 25% of the total number of such RSUs on the first anniversary of the vesting commencement date, and (ii) an additional 1/16th of the total number of such RSUs thereafter on each subsequent Quarterly Vesting Date (as defined below), subject in each case to the respective executive’s continued service through each such vesting date. The performance condition was satisfied upon the completion of our IPO. As used herein, “Quarterly Vesting Date” means March 20, June 20, September 20 and December 20.
In August 2025, our Board granted Ms. Giviskos RSUs settleable for 20,032 shares of our Class A common stock. The vesting of these RSUs was subject to a time-based service condition and a performance condition, both of which had to be satisfied to vest. The time-based service condition was scheduled to be satisfied with respect to (i) 25% of the total number of such RSUs on the first anniversary of the vesting commencement date, and (ii) an additional 1/16th of the total number of such RSUs thereafter on each subsequent Quarterly Vesting Date (as defined below), subject to the executive’s continued service through each such vesting date. The performance condition was satisfied upon the completion of our IPO. In December 2025, in connection with her appointment as our Interim Chief Financial Officer, our Compensation Committee recommended and our Board approved a modification of these RSUs to accelerate their vesting in full effective as of the earlier of (a) the date on which we appointed a full-time Chief Financial Officer and (b) June 30, 2026. See “―Agreements with our Named Executive Officers.” These RSUs fully vested and were settled on March 2, 2026, the effective date of Mr. Nolf’s appointment as our Chief Financial Officer. There was no incremental fair value in connection with the modification of Ms. Giviskos’ RSU award.

Navan, Inc.	27	2026 Proxy Statement

In addition, in December 2025, in connection with Ms. Butte’s departure as our Chief Financial Officer, our Compensation Committee recommended and our Board approved a modification to her outstanding RSU awards to accelerate them in full on May 1, 2026, and the RSU awards fully vested on that date. See “―Potential Payments upon Termination or Change in Control.” The incremental fair value of $4,338,228 in connection with the modification to accelerate the vesting of Ms. Butte's RSU awards is included in the amount shown in the “Stock Awards” column of the Summary Compensation Table.
AGREEMENTS WITH OUR NAMED EXECUTIVE OFFICERS
We entered into confirmatory offer letters with each of our named executive officers which provide or provided for an annual base salary and target annual bonus opportunity (as described below), as well as eligibility for severance benefits pursuant to our Severance Plan (described below under “—Potential Payments upon Termination or Change in Control”) and standard employee benefits generally available to our employees. Each of our named executive officers providing services to us as of May 12, 2026 is employed at-will. Ms. Giviskos departed from the Company effective April 17, 2026 and Ms. Butte departed from the Company effective May 1, 2026 (the "Separation Date").
Ariel Cohen
In August 2025, we entered into a confirmatory offer letter with Mr. Cohen. The letter agreement does not have a specific term and provides that Mr. Cohen is an at-will employee. Pursuant to the letter agreement, Mr. Cohen’s annual base salary is $1,000,000, and his target bonus for fiscal 2026 was $400,000.
Ilan Twig
In August 2025, we entered into a confirmatory offer letter with Mr. Twig. The letter agreement does not have a specific term and provides that Mr. Twig is an at-will employee. Pursuant to the letter agreement, Mr. Twig’s annual base salary is $700,000, and his target bonus for fiscal 2026 was $300,000.
Anne Giviskos
On December 12, 2025, in connection with her appointment as our Interim Chief Financial Officer, we entered into a confirmatory offer letter with Ms. Giviskos. The letter agreement did not have a specific term and provided that Ms. Giviskos was an at-will employee. Pursuant to the letter agreement, Ms. Giviskos’ annual base salary was $500,000, and her target bonus for fiscal 2027 was $250,000.
In addition, in connection with her appointment as our Interim Chief Financial Officer, on December 12, 2025 we entered into a retention agreement with Ms. Giviskos (the “Giviskos Retention Agreement”). Under the Giviskos Retention Agreement, Ms. Giviskos agreed to serve as the Company’s Interim Chief Financial Officer commencing on January 9, 2026 and ending upon the earlier of the appointment of a full-time Chief Financial Officer and June 30, 2026 (such earlier date, the “Retention Date”). The Giviskos Retention Agreement also provided for, among other things: (i) a one-time cash payment of $100,000 prior to December 31, 2025, plus a gross-up amount for the payroll deduction and withholdings, (ii) a one-time cash payment to Ms. Giviskos of $1,500,000 on the Retention Date (the “Retention Bonus”), (iii) an annual bonus of $250,000 for the fiscal year ended January 31, 2026, (iv) eligibility to receive a new equity award to be made in the first quarter of fiscal 2027, subject to Ms. Giviskos’ continued service through such date and certain other conditions, in an amount to be determined by the Company’s board of directors, and (v) accelerated vesting of 100% of the unvested portion of the equity awards held by Ms. Giviskos as of the Retention Date, subject to her continued employment at such time. Under the Retention Agreement, if Ms. Giviskos was terminated without cause or resigned for good reason prior to the Retention Date, she was entitled to receive the Retention Bonus, the prorated portion of her annual base salary, and accelerated vesting of 100% of the unvested portion of her outstanding equity awards.

Navan, Inc.	28	2026 Proxy Statement

Amy Butte
In September 2025, we entered into a confirmatory offer letter with Ms. Butte. The letter agreement did not have a specific term and provided that Ms. Butte was an at-will employee. Pursuant to the letter agreement, Ms. Butte's annual base salary was $600,000, and an additional target bonus of $300,000 was established for overall performance in fiscal 2026.
This confirmatory offer letter, including the target bonus opportunity term, was superseded in its entirety by a transition agreement that the Company and Ms. Butte entered into in December 2025 in connection with Ms Butte’s departure (the “Butte Agreement”). After entering into the Butte Agreement, Ms. Butte was entitled only to the payments under that agreement.
Pursuant to the Butte Agreement, Ms. Butte stepped down as Chief Financial Officer on January 9, 2026 and remained at the Company as an advisor through the Separation Date. In exchange, the Company provided certain benefits to Ms. Butte, including: (i) accelerated vesting of 100% of the unvested portion of outstanding restricted stock units and stock options held by Ms. Butte on the Separation Date, continued base salary and benefits from January 9, 2026 through the Separation Date, the prorated portion of Ms. Butte’s target annual bonus amount for the fiscal year ended January 31, 2027, and an extension of the post-termination exercise period for Ms. Butte’s outstanding stock option through such stock option’s expiration date, in each case so long as Ms. Butte has not been terminated for cause or resigned without good reason prior to the Separation Date, (ii) eligibility to receive a new stock option grant to be made in the first quarter of fiscal 2027, subject to Ms. Butte’s continued service through such date and certain other conditions, in an amount to be determined by the Company’s board of directors, and (iii) a one-time cash payment of $3,700,000, less applicable tax deductions and withholding, plus a tax gross-up for a portion of such payment. The Butte Agreement also superseded a change in control and severance agreement that was executed in September 2025.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Each named executive officer executed a change in control and severance agreement described below.
Change in Control and Severance Agreements
Under each of Mr. Cohen’s, Mr. Twig’s and Ms. Giviskos’ change in control and severance agreement, if, outside of the applicable Change in Control Period (as defined below), the named executive officer’s employment is terminated by us without cause (excluding by reason of the named executive officer’s death or disability) or by the named executive officer for good reason, the named executive officer would be entitled to receive the following severance benefits:
•a lump sum cash severance payment equal to (i) six months (or in Mr. Cohen’s case, 12 months) of the named executive officer’s annual base salary, (ii) a prorated portion of the annual bonus that the named executive officer otherwise would have received for the year in which such termination occurs had the named executive officer remained employed through the date required to earn such bonus or as in effect immediately prior to the change in control, whichever is greater, and (iii) the amount of any cash performance incentive or bonus that the named executive officer otherwise would have received for any performance period that had ended before such termination had the named executive officer remained employed through the date required to earn such incentive or bonus;
•payment of premiums for coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), for the named executive officer and the named executive officer’s eligible dependents, if any, for up to 12 months (or in Mr. Cohen’s case, 18 months) following the date of such termination or taxable monthly payments for the equivalent period in the event payment of the COBRA premiums would violate or be subject to an excise tax under applicable law;
•accelerated vesting of any unvested time-based service equity awards that would have vested during the 12 months following the termination date; and
•extension of the period that each of the named executive officer’s vested options will remain exercisable until the earlier of (i) 24 months following the date of the named executive officer’s termination of employment (or if the termination occurs when Company’s common stock is not listed on any established stock exchange or national market system, seven years following the date of the termination) or (ii) the expiration of the option’s term.

Navan, Inc.	29	2026 Proxy Statement

Under each of Mr. Cohen’s, Mr. Twig’s and Ms. Giviskos’ change in control and severance agreement, if, during the period beginning three months before a change in control and ending 12 months (or in Mr. Cohen’s case, 18 months) after a change in control (the “Change in Control Period”), the named executive officer’s employment is terminated by us without cause (excluding by reason of the named executive officer’s death or disability) or by the named executive officer for good reason, the named executive officer would be entitled to receive the following severance benefits:
•a lump sum cash severance payment equal to (i) 12 months (or in Mr. Cohen’s case, 18 months) of the named executive officer’s annual base salary, (ii) 100% (or in Mr. Cohen’s case, 150%) of the named executive officer’s target annual bonus as in effect for the fiscal year in which the termination occurs, and (iii) the amount of any cash performance incentive or bonus that the named executive officer otherwise would have received for any performance period that had ended before such termination had the named executive officer remained employed through the date required to earn such incentive or bonus;
•payment of premiums for coverage under COBRA for the named executive officer and the named executive officer’s eligible dependents, if any, for up to 12 months (or in Mr. Cohen’s case, 18 months) following the date of such termination or taxable monthly payments for the equivalent period in the event payment of the COBRA premiums would violate or be subject to an excise tax under applicable law;
•accelerated vesting of all outstanding, unvested time-based service equity awards; and
•extension of the period that each of the named executive officer’s vested options will remain exercisable until the earlier of (i) 24 months following the date of the named executive officer’s termination of employment (or if the termination occurs when Company’s common stock is not listed on any established stock exchange or national market system, seven years following the date of the termination) or (ii) the expiration of the option’s term.
Severance will be conditioned upon (i) the execution and non-revocation of a release of claims, (ii) return of all Company documents and other property, and (iii) continued compliance with any confidential information agreement between us and him. The change in control and severance agreements do not provide for any excise tax gross-ups. If the merger-related payments or benefits of the named executive officer are subject to the 20% excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), then the named executive officer will either receive all such payments and benefits subject to the excise tax or such payments and benefits will be reduced so that the excise tax does not apply, whichever approach yields the best after-tax outcome for the named executive officer.
WELFARE AND OTHER BENEFITS
We provide health, dental, vision, life, and disability insurance benefits to our named executive officers, on the same terms and conditions as provided to all other eligible U.S. employees.
We also maintain a 401(k) plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to make pre-tax and after-tax contributions of eligible compensation up to certain Code limits, which are updated annually. We have the ability to make matching and discretionary contributions to the 401(k) plan. Currently, we do not make matching contributions or discretionary contributions to the 401(k) plan. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made and pre-tax contributions and earnings on pre-tax and after-tax contributions are not generally taxable to the employees until withdrawn or distributed from the 401(k) plan.

Navan, Inc.	30	2026 Proxy Statement

COMPENSATION RECOVERY POLICY
In October 2025, our Board of Directors adopted a Compensation Recovery Policy (the “Compensation Recovery Policy”). The Compensation Recovery Policy complies with the final rules regarding recovery of erroneously awarded executive officer compensation in connection with an accounting restatement, as adopted by the SEC in October 2022, and is consistent with the corresponding listing standards (together, the “Clawback Rules”). Pursuant to the Compensation Recovery Policy, and subject to certain limited exceptions in the Clawback Rules, in the event we are required to restate our financial statements, we will be required to recoup erroneously awarded incentive-based compensation (as described in the Clawback Rules, including both cash and equity compensation) paid to any current or former executive officer (as described in the Clawback Rules) during the three completed fiscal years immediately prior to the date the accounting restatement was required. The amount recoverable will be the amount of any incentive-based compensation received by the executive officer based on the financial statements prior to the restatement that exceeds the amount that such executive officer would have received had the incentive-based compensation been determined based on the financial restatement.
POLICIES AND PRACTICES RELATED TO THE GRANT OF CERTAIN EQUITY AWARDS CLOSE IN TIME TO THE RELEASE OF MATERIAL NONPUBLIC INFORMATION
From time to time, the Company grants stock options to its employees, including the named executive officers. Historically, the Company has granted new-hire option awards on or soon after a new hire’s employment start date and annual refresh employee option grants in the first quarter of each fiscal year. The Compensation Committee considers whether there is any material nonpublic information (“MNPI”) about the Company when determining the timing of stock option grants and does not seek to time the award of stock options in relation to the Company’s public disclosure of MNPI. The Company has not timed the release of MNPI for the purpose of affecting the value of executive compensation.
The following table is being provided pursuant to Item 402(x)(2) of Regulation S-K.

Name (a)	Grant date (b)	Number of securities underlying the award (c) (#)	Exercise price of the award (d) ($/Sh)	Grant date fair value of the award (e)(1) ($)
Percentage change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the disclosure of material nonpublic information and the trading day beginning immediately following the disclosure of material nonpublic information
(f)(2)
(%)

Ariel Cohen	N/A	N/A	N/A	N/A	N/A
Ilan Twig	N/A	N/A	N/A	N/A	N/A
Anne Giviskos	N/A	N/A	N/A	N/A	N/A
Amy Butte	10/29/2025	657,259	25	9,324,994	(14.998)
1.Amount represents the grant date fair value of the award, computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures, using the assumptions discussed in Note 10 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2026.
2.Reflects the percentage change in the closing price per share of our Class A common stock on October 31, 2025 (the trading day ending immediately prior to our filing of a Current Report on Form 8-K) of $20.27 and the closing price per share of our Class A common stock on November 3, 2025 (the next trading day beginning immediately following our filing of a Current Report on Form 8-K) of $17.23.

Navan, Inc.	31	2026 Proxy Statement

OUTSTANDING EQUITY AWARDS AT 2026 FISCAL YEAR END
The following table presents information regarding outstanding equity awards held by our named executive officers as of January 31, 2026.

			Option Awards(1)			Stock Awards
Name	Vesting Commencement Date	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price(2) ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(3)

Ariel Cohen	2/1/2021	3/18/2021(4)(5)	1,594,752	—	10.05	3/17/2031	—	—
	2/1/2023	4/14/2022(4)(6)	1,131,930	531,732	16.26	4/13/2032	—	—
	2/1/2023	4/13/2023(4)(6)(7)	358,660	168,484	16.26	4/12/2033	—	—
	1/1/2025	4/24/2025(8)	312,612	937,832	22.62	4/23/2035	—	—
	3/20/2025	4/24/2025(9)	—	—	—	—	1,154,925	13,258,539
Ilan Twig	2/1/2021	3/18/2021(5)	2,072,340	—	10.05	3/17/2031	—	—
	2/1/2023	1/17/2023(6)(7)	666,666	—	16.26	1/16/2033	—	—
	2/1/2023	4/13/2023(6)(7)	200,853	—	16.26	4/12/2033	—	—
	1/1/2025	4/24/2025(8)	63,580	190,735	22.62	4/23/2035	—	—
	1/1/2025	4/24/2025(8)	95,369	286,104	22.62	4/23/2035	—	—
	3/20/2025	4/24/2025(9)	—	—	—	—	234,889	2,696,526
	3/20/2025	4/24/2025(9)	—	—	—	—	352,333	4,044,783
Anne Giviskos	8/15/2024	6/30/2024(10)	—	—	—	—	62,500	717,500
	4/1/2025	7/7/2025(11)	—	53,078	23.31	7/6/2035	—	—
	6/20/2025	8/21/2025(12)	—	—	—	—	20,032	229,967
Amy Butte	8/15/2024	6/30/2024(13)	—	—	—	—	596,320	6,845,754
	10/29/2025	10/29/2025(14)	—	657,259	25.00	10/29/2035	—	—
1.All of the outstanding stock options and stock awards other than the stock options granted to Ms. Butte on October 29, 2025 were granted under our 2015 Equity Incentive Plan (the “2015 Plan”). The stock options granted to Ms. Butte on October 29, 2025 were granted under our 2025 Equity Incentive Plan (the “2025 Plan”).
2.All of the options granted prior to October 29, 2025 were granted with a per share exercise price equal to the fair market value of one share of our common stock on the date of grant, as determined in good faith by our Board of Directors. The options granted to Ms. Butte on October 29, 2025 were granted with a per share exercise price equal to the IPO price as set forth in our Prospectus, dated October 29, 2025, filed with the SEC pursuant to Rule 424(b)(4) on October 31, 2025.
3.The amount is calculated using a value of $11.48 per share, which was the closing price of our Class A common stock on the Nasdaq on January 30, 2026, the last trading day of fiscal year 2026.
4.The number of securities reported reflects the transfer of a portion of the awards to a constructive trust for the benefit of Mr. Cohen’s former spouse pursuant to a qualified domestic relations order.

Navan, Inc.	32	2026 Proxy Statement

5.This stock option vested in equal monthly installments over 24 months beginning on the one-month anniversary of the vesting commencement date and is fully vested. All shares of Class A common stock underlying this option will be exchangeable for shares of Class B common stock upon the election of Mr. Cohen or Mr. Twig, as applicable, following exercise.
6.This stock option vests monthly in equal installments over 48 months beginning on the one-month anniversary of the vesting commencement date, subject to continued service through each applicable vesting date. All shares of Class A common stock underlying this option will be exchangeable for shares of Class B common stock upon the election of Mr. Cohen or Mr. Twig, as applicable, following exercise. This stock option is subject to early exercise and, to the extent shares are issued and unvested as of a given date, such shares will remain subject to a right of repurchase held by us.
7.Exercise price reflects the August 12, 2024 repricing of these stock options.
8.This stock option vests with respect to 25% of the shares subject to the stock option on the one-year anniversary of the vesting commencement date and the remaining 75% of the shares subject to the stock option vest in equal monthly installments over the following three years, subject to continued service through each applicable vesting date. All shares of Class A common stock underlying this option will be exchangeable for shares of Class B common stock upon the election of Mr. Cohen or Mr. Twig, as applicable, following exercise.
9.The RSUs vest on the first date upon which both a time-based service condition and a performance-based condition are satisfied. All shares of Class A common stock underlying this RSU will be exchangeable for shares of Class B common stock upon the election of Mr. Cohen or Mr. Twig, as applicable, following settlement. See the section titled “—Equity-Based Incentive Awards—RSUs Granted in Fiscal 2026.”
10.The RSU award was scheduled to vest with respect to 25% of the shares subject to the RSU on the one-year anniversary of the vesting commencement date, and the remaining shares subject to the award quarterly thereafter in 12 substantially equal increments, subject to the holder continuing to be a service provider through each such date. This RSU award was fully accelerated and vested on March 2, 2026. See “―Equity-Based Incentive Awards―RSUs Granted in Fiscal 2026.”
11.This stock option was scheduled to vest with respect to 25% of the shares subject to the stock option on the one-year anniversary of the vesting commencement date and the remaining 75% of the shares subject to the stock option in equal monthly installments over the following three years, subject to continued service through each applicable vesting date. This stock option award was fully accelerated and vested on March 2, 2026. “―Equity-Based Incentive Awards―Stock Options Granted in Fiscal 2026.”
12.The RSU award was scheduled to vest with respect to 25% of the shares subject to the RSU on the one-year anniversary of the vesting commencement date, and the remaining shares subject to the award quarterly thereafter in 12 substantially equal increments, subject to a performance-based vesting condition and to the holder continuing to be a service provider through each such date. This RSU award was fully accelerated and vested on March 2, 2026. See “―Equity-Based Incentive Awards―RSUs Granted in Fiscal 2026.”
13.The RSU award was scheduled to vest with respect to 25% of the shares subject to the RSU on the one-year anniversary of the vesting commencement date, and the remaining shares subject to the award quarterly thereafter in 12 substantially equal increments, subject to a performance-based vesting condition and to the holder continuing to be a service provider through each such date. This RSU award was fully accelerated and vested on May 1, 2026. See “―Equity-Based Incentive Awards―RSUs Granted in Fiscal 2026.”
14.This stock option was scheduled to vest with respect to 25% of the shares subject to the stock option on the one-year anniversary of the vesting commencement date, and the remaining 75% of the shares subject to the stock option in equal monthly installments over the following three years, subject to continued service through each applicable vesting date. This stock option award was fully accelerated and vested on May 1, 2026. “―Equity-Based Incentive Awards―Stock Options Granted in Fiscal 2026.”

Navan, Inc.	33	2026 Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes our equity compensation plan information as of January 31, 2026.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1) (#)	Weighted-average exercise price of outstanding options, warrants and rights (b)(2) ($)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(3) (#)

Equity compensation plans approved by security holders(4)	48,594,686	13.91	42,811,841
Equity compensation plans not approved by security holders	—	—	—
Total	48,594,686	13.91	42,811,841
1.Includes the 2015 Plan and the 2025 Plan but does not include future rights to purchase Class A common stock under our 2025 Employee Stock Purchase Plan (the “2025 ESPP”), which depend on a number of factors described in our 2025 ESPP and will not be determined until the end of the applicable purchase period.
2.The weighted average exercise price is calculated based solely on outstanding stock options. It does not take into account the shares of our common stock underlying RSUs, which have no exercise price.
3.The shares of common stock underlying any awards that are forfeited, canceled, reacquired by us prior to vesting, satisfied without the issuance of stock, expire or are otherwise terminated, other than by exercise, under our 2015 Plan, 2025 Plan and 2025 ESPP will be added back to the shares of common stock available for issuance under our 2025 Plan. We no longer make grants under our 2015 Plan.
4.The 2025 Plan provides that the total number of shares of our Class A common stock reserved for issuance thereunder will automatically increase on February 1 of each year for a period commencing on February 1, 2026 and ending on (and including) February 1, 2035, in an amount equal to 5% of the total number of shares of Class A common stock and Class B common stock outstanding on January 31 of the preceding fiscal year; provided that our Board of Directors may act prior to February 1st of a given year to provide that the increase for such year will be a lesser number of shares of Class A common stock. In addition, the 2025 ESPP provides that the total number of shares of our Class A common stock reserved for issuance thereunder will automatically increase on February 1 of each year for a period commencing on February 1, 2026 and ending on (and including) February 1, 2035, in an amount equal to the lesser of (i) 1% of the total number of shares of Class A common stock and Class B common stock outstanding on January 31 of the preceding year, and (ii) 5,000,000 shares of Class A common stock; or such lesser number of shares of Class A common stock as determined by our Board of Directors prior to February 1st of a given year. Accordingly, on February 1, 2026, the number of shares of Class A common stock available for issuance under the 2025 Plan and the 2025 ESPP increased by 12,458,738 shares and 2,491,747 shares, respectively, pursuant to these provisions. These increases are not reflected in the table above.

Navan, Inc.	34	2026 Proxy Statement

Non-Employee Director Compensation

DIRECTOR COMPENSATION FOR FISCAL 2026
The following table shows for the fiscal year ended January 31, 2026 certain information with respect to the compensation of our non-employee directors. Each of Ariel Cohen, our Chief Executive Officer and Chairperson, and Ilan Twig, our Chief Technology Officer, is also a member of our Board of Directors but did not receive any additional compensation for service as a director. The compensation of Messrs. Cohen and Twig as named executive officers is set forth above under “Executive Compensation—Summary Compensation Table.”

Director	Fees earned or paid in cash ($)	Stock awards ($)(1)(2)	Total ($)

Ben Horowitz	19,375	—	19,375
Arif Janmohamed(3)	—	—	—
Clara Liang	12,917	—	12,917
Michael Kourey	18,083	—	18,083
Sandesh Patnam	11,625	—	11,625
Shai Weiss(4)	500	450,008	450,508
Anré Williams	12,142	—	12,142
Oren Zeev	11,625	—	11,625
1.The amounts reported in these columns reflect the aggregate grant date fair value of the option awards and RSUs to our directors as computed in accordance with ASC Topic 718. The amount shown for Mr. Weiss reflects an initial RSU award granted to him on January 28, 2026 pursuant to our non-employee director compensation policy and our 2025 Plan comprising 33,162 RSUs. The amount shown for Mr. Williams reflects an initial RSU award granted to him on August 21, 2025 pursuant to our 2015 plan comprising 15,024 RSUs. The RSUs granted to Mr. Williams were subject to a time-based service condition and a performance-based service condition, both of which must be satisfied to vest. As of the grant date, we had not recognized stock-based compensation expense for this award because achievement of the performance-based vesting condition was not deemed probable as of such date. As a result, no value is included in the table for this award. Assuming achievement of the performance-based vesting condition, the aggregate grant date fair value of the RSU award for Mr. Williams was $379,656, computed in accordance with ASC Topic 718.
2.The following table sets forth information on the aggregate number of shares of our common stock underlying outstanding and unexercised stock options and unvested RSUs held by our non-employee directors as of January 31, 2026:

Director	Number of RSUs Outstanding as of January 31, 2026	Number of Shares Underlying Outstanding Options as of January 31, 2026

Ben Horowitz	—	—
Arif Janmohamed	—	—
Clara Liang	—	73,332
Michael Kourey	167,266	—
Sandesh Patnam	—	—

Navan, Inc.	35	2026 Proxy Statement

Director	Number of RSUs Outstanding as of January 31, 2026	Number of Shares Underlying Outstanding Options as of January 31, 2026
Shai Weiss	33,162	—
Anré Williams	15,024	—
Oren Zeev	—	—
3.Mr. Janmohamed has waived all annual service fees earned by him for service on the Board and the Audit Committee.
4.Mr. Weiss was appointed as a member of our Board and Audit Committee on January 28, 2026.
NON-EMPLOYEE DIRECTOR COMPENSATION POLICY
In connection with our IPO, our Board adopted a non-employee director compensation policy in September 2025 that became effective in October 2025. This compensation policy provided that each such non-employee director would receive the following compensation for service on our Board of Directors:
Annual Service Fees
The annual cash compensation amount set forth below is payable to non-employee directors in equal quarterly installments, payable in arrears on the last day of each fiscal quarter in which the service occurred. If a non-employee director joins the Board or a committee of the Board or becomes the non-executive chair of the Board, the Lead Independent Director, or the chair of a committee of the Board at a time other than effective as of the first day of a fiscal quarter, the applicable annual retainer set forth below will be pro-rated based on days served in that capacity in the applicable fiscal quarter, with the pro-rated amount paid on the last day of the first fiscal quarter in which the eligible director provides the service and regular full quarterly payments thereafter.
BOARD SERVICE:
•All Eligible Directors: $35,000
•Non-Executive Chair of the Board Service Retainer (in addition to Eligible Director Service Retainer): $40,000
•Lead Independent Director (in addition to Eligible Director Service Retainer): $20,000
COMMITTEE CHAIR SERVICE:
•Chair of the Audit Committee: $25,000
•Chair of the Compensation Committee: $20,000
•Chair of the Nominating and Corporate Governance Committee: $12,000
COMMITTEE MEMBER SERVICE (NOT APPLICABLE TO COMMITTEE CHAIRS):
•Member of the Audit Committee: $10,000
•Member of the Compensation Committee: $10,000
•Member of the Nominating and Corporate Governance Committee: $5,000
Compensation Elections
Beginning with the service fees payable with respect to the first quarter of fiscal year 2027, each non-employee director may elect to receive all of their fees for services performed in a future fiscal quarter either in cash or in the form of an award of fully-vested restricted stock units granted under the 2025 Plan.

Navan, Inc.	36	2026 Proxy Statement

Initial RSU Grants
Each new eligible non-employee director who joins our Board will automatically receive an initial RSU grant on the date of the director’s initial election or appointment to the Board with an aggregate grant date value of $450,000. The number of RSUs subject to each initial RSU grant will equal (i) the grant date fair value set forth in the previous sentence divided by (ii) the price of our Class A common stock at the close of trading on Nasdaq on the date such director was initially elected or appointed to our Board, rounded up to the nearest whole share, unless another valuation methodology is determined by the Board prior to any such grant. In April 2026, the Board amended the vesting schedule applicable to the initial RSU grants such that the RSUs subject to each initial grant will vest in three equal successive tranches, with the first tranche vesting on the Quarterly Vesting Date immediately following the one-year anniversary of the director’s appointment to our Board, and the remaining tranches vesting on the anniversary of such Quarterly Vesting Date, such that the initial RSU grant is fully vested on the Quarterly Vesting Date immediately following the third anniversary of the date of grant.
Annual RSU Grants
On the date of each annual meeting of our stockholders, each eligible non-employee director (excluding any director who is first appointed or elected by the Board at the meeting) will automatically receive an annual RSU grant with an aggregate grant date value of $215,000. The number of RSUs subject to each annual RSU grant will equal (i) the grant date fair value set forth in the previous sentence divided by (ii) the price of our Class A common stock at the close of trading on Nasdaq on the date of the applicable annual meeting, rounded up to the nearest whole share, unless another valuation methodology is determined by the Board prior to any such grants. Each annual RSU grant will vest in full on the earlier of (i) the first anniversary of the date of grant or (ii) the date of our next annual stockholder meeting following the date of grant, subject to the director’s continuous service through the vesting date. The annual RSU grant will be pro-rated for directors who are not initially elected or appointed on the date of an annual stockholder meeting to reflect the time between such director’s election or appointment date and the date of that initial annual stockholder meeting.
Terms of RSU Grants
The vesting of each non-employee director’s RSU grant made pursuant to the compensation policy is subject to such director’s continuous service with us as of the applicable vesting date. Each of the RSUs granted to our non-employee directors under the compensation policy or otherwise that are unvested as of a Change in Control (as defined in the 2025 Plan) will automatically vest upon such change in control for each director who remains in continuous service with us through the date of such change in control. Pursuant to the compensation policy, the compensation described above will be subject to the limits on non-employee director compensation set forth in the 2025 Plan.
Expenses
We have reimbursed and will continue to reimburse all of our non-employee directors for their ordinary, necessary and reasonable out-of-pocket expenses incurred in attending Board and committee meetings.
NON-EMPLOYEE DIRECTOR COMPENSATION IN FISCAL 2026 PRIOR TO OUR IPO
Before our IPO, we did not have a formal policy to provide any cash or equity compensation to our non-employee directors for their service on our Board or committees of our Board.
In August 2025, we granted Anré Williams an RSU award with respect to 15,024 shares of our Class A common stock in connection with his appointment to our Board of Directors. These RSUs are subject to the same time-based service and performance-based conditions as those granted to our named executive officers in fiscal 2026. See the section titled “Executive Compensation—Equity-Based Incentive Awards—RSUs Granted in Fiscal 2026.”

Navan, Inc.	37	2026 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth certain information regarding the ownership of our common stock as of March 31, 2026 by:
•each named executive officer;
•each of our directors;
•our executive officers and directors as a group; and
•each person or entity known by us to own beneficially more than 5% of our capital stock.
We have determined beneficial ownership in accordance with the rules and regulations of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to applicable community property laws.
Applicable percentages are based on 235,469,688 shares of Class A common stock and 15,304,696 shares of Class B common stock as of March 31, 2026. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options and RSUs held by that person or entity that are currently exercisable or subject to settlement or that will become exercisable or subject to settlement within 60 days of March 31, 2026. However, except as described above, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address for each beneficial owner listed in the table below is c/o Navan, Inc. 3045 Park Boulevard, Palo Alto, California 94306.

	Class A Common Stock		Class B Common Stock		% of Total Voting Power†
Beneficial Owner	Shares	%	Shares	%

Named Executive Officers and Directors
Ariel Cohen(1)	6,089,067	2.5	11,560,111	54.0	39.5
Ilan Twig(2)	3,086,852	1.3	12,920,326	70.3	49.2
Anne Giviskos(3)	128,018	*	—	—	*
Amy Butte(4)	1,393,508	*	—	—	*
Ben Horowitz(5)	27,195,364	11.5	—	—	3.9
Arif Janmohamed(6)	49,921,454	21.2	—	—	7.2
Michael Kourey(7)	91,234	*	—	—	*
Clara Liang(8)	67,776	*	—	—	*
Sandesh Patnam(9)	8,615,209	3.7	—	—	1.2
Shai Weiss	—	—	—	—	—

Navan, Inc.	38	2026 Proxy Statement

	Class A Common Stock		Class B Common Stock		% of Total Voting Power†
Beneficial Owner	Shares	%	Shares	%

Named Executive Officers and Directors
Anré Williams(10)	200,000	*	—	—	*
Oren Zeev(11)	37,347,067	15.9	—	—	5.4
All executive officers and directors as a group(12)	134,473,594	54.6	24,480,437	100.0	88.5
5% Stockholders
Entities affiliated with Lightspeed Venture Partners(13)	49,921,454	21.2	—	—	7.2
Entities affiliated with Andreessen Horowitz(14)	27,195,364	11.5	—	—	3.9
Entities affiliated with Zeev Ventures(15)	37,347,067	15.9	—	—	5.4
Entities affiliated with Greenoaks Capital Partners(16)	16,047,328	6.8	—	—	2.3
*Less than one percent
†Percentage of total voting power represents voting power with respect to all shares of our Class A and Class B common stock voting together as a single class. The holders of our Class A common stock are entitled to one vote per share, and the holders of our Class B common stock are entitled to 30 votes per share.
1.Consists of (i) 3,165,756 shares of Class B common stock held by Ariel Mordechai Cohen, as Trustee of the Ariel Mordechai Cohen Living Trust, dated August 22, 2024, of which Mr. Cohen is the trustee, (ii) 763,653 shares of Class B common stock held by the Lihi Cohen GST Trust dated February 15, 2020, over which Mr. Cohen may be deemed to have voting and investment power, (iii) 763,653 shares of Class B common stock held by the Shai Cohen GST Trust dated February 15, 2020, over which Mr. Cohen may be deemed to have voting and investment power, (iv) 763,653 shares of Class B common stock held by the Sivan Cohen GST Trust dated February 15, 2020, over which Mr. Cohen may be deemed to have voting and investment power, (v) 4,796 shares of Class B common stock held by the Lihi Cohen Non-Exempt Trust dated May 14, 2022, over which Mr. Cohen may be deemed to have voting and investment power, (vi) 4,796 shares of Class B common stock held by the Shai Cohen Non-Exempt Trust dated May 14, 2022, over which Mr. Cohen may be deemed to have voting and investment power, (vii) 4,796 shares of Class B common stock held by the Sivan Cohen Non-Exempt Trust dated May 14, 2022, over which Mr. Cohen may be deemed to have voting and investment power, (viii) 137,784 shares of Class A common stock, 137,725 of which are exchangeable for shares of Class B common stock pursuant to that certain equity exchange agreement entered into between us and Mr. Cohen (the "Cohen Exchange Agreement"), and (ix) 5,951,283 shares underlying stock options or RSUs exercisable or settleable for shares of Class A common stock within 60 days of March 31, 2026 that are exchangeable for shares of Class B common stock pursuant to the Cohen Exchange Agreement. For purposes of the total voting power percentage, we have assumed that all shares of Class A Common Stock that are exchangeable for shares of Class B common stock pursuant to the Cohen Exchange Agreement will be exchanged.
2.Consists of (i) 8,939,081 shares of Class B common stock held by The Ilan Twig Living Trust, of which Mr. Twig is the trustee, (ii) 127,846 shares of Class B common stock held by The Ilan Twig Irrevocable Gift Trust, over which Mr. Twig may be deemed to have voting and investment power, (iii) 766,666 shares of Class B common stock held by the Leeor Eli Twig GST Trust, over which Mr. Twig may be deemed to have voting and investment power, (iv) 97,716 shares of Class A common stock, 97,597 of which are exchangeable for shares of Class B common stock pursuant to that certain equity exchange agreement entered into between us and Mr. Twig (the "Twig Exchange Agreement"), and (v) 2,989,136 shares underlying stock options or RSUs exercisable or settleable for shares of Class A common stock within 60 days of March 31, 2026 that are exchangeable for shares of Class B common stock pursuant to the Twig Exchange Agreement. For purposes of the total voting power percentage, we have assumed that all shares of Class A Common Stock that are exchangeable for shares of Class B common stock pursuant to the Twig Exchange Agreement will be exchanged.
3.Consists of (i) 74,940 shares of Class A common stock, and (ii) 53,078 shares underlying stock options to purchase shares of Class A common stock that are exercisable within 60 days of March 31, 2026.
4.Consists of (i) 199,561 shares of Class A common stock, and (ii) 1,193,947 shares underlying stock options or RSUs that are exercisable or settleable for shares of Class A common stock within 60 days of March 31, 2026.
5.Consists of 27,195,364 shares of Class A common stock held by entities affiliated with Andreessen Horowitz, as reflected in footnote 14 below. Mr. Horowitz, a member of our Board of Directors, is a general partner of Andreessen Horowitz, and therefore, may be deemed to have voting and investment power with regard to the shares held directly by Andreessen Horowitz. The address for Mr. Horowitz is c/o Andreessen Horowitz, 2865 Sand Hill Road, Suite 101, Menlo Park, California 94025.

Navan, Inc.	39	2026 Proxy Statement

6.Consists of 49,921,454 shares of Class A common stock held by entities affiliated with Lightspeed Venture Partners, as reflected in footnote 13 below. Mr. Janmohamed, a member of our Board of Directors, is a partner of Lightspeed Venture Partners, and therefore, may be deemed to have voting and investment power with regard to certain of the shares held directly by Lightspeed Venture Partners. The address for Mr. Janmohamed is c/o Lightspeed Venture Partners, 2200 Sand Hill Road, Menlo Park, California 94025.
7.Consists of shares of Class A common stock.
8.Consists of 67,776 shares underlying stock options to purchase shares of Class A common stock that are exercisable within 60 days of March 31, 2026.
9.Consists of (i) 35,245 shares of Class A common stock held Sandesh Patnam, and (ii) 8,579,964 shares of Class A common stock held by entities affiliated with Premji Invest. Mr. Patnam, who is a member of our Board of Directors, is the managing partner of Premji Invest and therefore, may be deemed to share voting and investment power with regard to the shares held by entities affiliated with Premji Invest. The address for Premji Invest is 2180 Sand Hill Road, Suite 100, Menlo Park, California 94025.
10.Consists of shares of Class A common stock.
11.Consists of (i) 57,264 shares of Class A common stock, and (ii) 37,289,803 shares of Class A common stock held by entities affiliated with Zeev Ventures, as reflected in footnote 15 below. Oren Zeev, a member of our Board of Directors, is the sole general partner of Zeev Ventures, and therefore, may be deemed to have voting and investment power with regard to the shares held directly by Zeev Ventures. The address for Mr. Zeev is c/o Zeev Ventures, 555 Bryant Street, Suite 811, Palo Alto, California 94301.
12.Consists of (i) 123,614,545 shares of Class A common stock, (ii) 15,304,696 shares of Class B common stock, (iii) 1,683,308 shares underlying stock options and RSUs exercisable or settleable for shares of Class A common stock within 60 days of March 31, 2026, (iv) 235,322 shares of Class A common stock that are exchangeable for shares of Class B common stock pursuant to the Cohen Exchange Agreement and Twig Exchange Agreement, and (v) 8,940,419 shares underlying stock options or RSUs exercisable or settleable for shares of Class A common stock within 60 days of March 31, 2026 that are exchangeable for shares of Class B common stock pursuant to the Cohen Exchange Agreement and Twig Exchange Agreement. For purposes of the total voting power percentage, we have assumed that all shares of Class A Common Stock that are exchangeable for shares of Class B common stock pursuant to the Cohen Exchange Agreement and Twig Exchange Agreement will be exchanged.
13.Based on information contained in a Schedule 13G filed with the SEC on February 17, 2026. Consists of (i) 23,365,502 shares of Class A common stock held by Lightspeed Venture Partners X, L.P. (“Lightspeed X”), (ii) 192,885 shares of Class A common stock held by Lightspeed Affiliates X, L.P. (“Lightspeed Affiliates X”), (iii) 4,780,989 shares of Class A common stock held by Lightspeed Opportunity Fund, L.P. (“Lightspeed Opportunity”), (iv) 587,965 shares of Class A common stock held by Lightspeed Strategic Partners I L.P. (“Lightspeed Strategic Partners”), (v) 14,859,595 shares of Class A common stock held by Lightspeed Venture Partners Select II, L.P. (“Lightspeed Select II”), and (vi) 6,134,518 shares of Class A common stock held by Lightspeed Venture Partners Select III, L.P. (“Lightspeed Select III”). Lightspeed Ultimate General Partner X, Ltd. (“LUGP X”), serves as the sole general partner of Lightspeed General Partner X, L.P. which serves as the sole general partner of Lightspeed X and Lightspeed Affiliates X. Lightspeed Ultimate General Partner Opportunity Fund, Ltd. (“LUGP Opportunity Fund”), serves as the sole general partner of Lightspeed General Partner Opportunity Fund, L.P., which serves as the sole general partner of Lightspeed Opportunity. Lightspeed Strategic Partners Ultimate General Partner I L.L.C. (“LSP UGP”), serves as the sole general partner of Lightspeed Strategic Partners General Partner I L.P., which serves as the sole general partner of Lightspeed Strategic Partners. Lightspeed Ultimate General Partner Select II, Ltd. (LUGP Select II”), serves as the sole general partner of Lightspeed General Partner Select II, L.P., which serves as the sole general partner of Lightspeed Select II. Lightspeed Ultimate General Partner Select III, Ltd. (“LUGP Select III”), serves as the sole general partner of Lightspeed General Partner Select III, L.P., which serves as the sole general partner of Lightspeed Select III. Barry Eggers, Ravi Mhatre, and Peter Nieh are the directors of LUGP X, LUGP Select II, and LUGP Select III and share voting and dispositive power over the securities held by Lightspeed X, Lightspeed Affiliates X, Lightspeed Select II, and Lightspeed Select III, respectively. Arif Janmohamed, who is a member of our board of directors, and Mr. Mhatre are the directors of LUGP Opportunity Fund and the managers of LSP UGP and share voting and dispositive power over the securities held by Lightspeed Opportunity and Lightspeed Strategic Partners, respectively. The address of each of the aforementioned entities is 2200 Sand Hill Road, Menlo Park, California 94025.
14.Based on information contained in a Schedule 13G filed with the SEC on February 17, 2026. Consists of (i) 6,757,090 shares of Class A common stock held by Andreessen Horowitz LSV Fund I, L.P. (“AH LSV Fund I”), for itself and as nominee for Andreessen Horowitz LSV Fund I-B, L.P. (“AH LSV Fund I-B”), and Andreessen Horowitz LSV Fund I-Q, L.P. (“AH LSV Fund I-Q”, and together with AH LSV Fund I and AH LSV Fund I-B, the “AH LSV Fund I Entities”), (ii) 7,323,480 shares of Class A common stock held by Andreessen Horowitz LSV Fund II, L.P. (“AH LSV Fund II”), for itself and as nominee for Andreessen Horowitz LSV Fund II-B, L.P. (“AH LSV Fund II-B”), and Andreessen Horowitz LSV Fund II-Q, L.P. (“AH LSV Fund II-Q”, and together with AH LSV Fund II and AH LSV Fund II-B, the “AH LSV Fund II Entities”), (iii) 607,161 shares of Class A common stock held by Andreessen Horowitz LSV Fund III, L.P. (“AH LSV Fund III”), for itself and as nominee for Andreessen Horowitz LSV Fund III-B, L.P. (“AH LSV Fund III-B”), AH 2022 Annual Fund, L.P. (“AH 2022 Annual Fund”), AH 2022 Annual Fund‑B, L.P. (“AH 2022 Annual Fund-B”), and AH 2022 Annual Fund‑QC, L.P. (“AH 2022 Annual Fund-QC”, and together with AH LSV Fund III, AH LSV Fund III-B, AH 2022 Annual Fund, and AH 2022 Annual Fund-B, the “AH LSV Fund III Entities”), (iv) 2,081,772 shares of Class A common stock held by Andreessen Horowitz Fund V, L.P. (“AH Fund V”), for itself and as nominee for Andreessen Horowitz Fund V-A, L.P. (“AH Fund V-A”), Andreessen Horowitz Fund V-B, L.P. (“AH Fund V-B”), and Andreessen Horowitz Fund V-Q, L.P. (“AH Fund V-Q”, and together with AH Fund V, AH Fund V-A and AH Fund V-B, the “AH Fund V Entities”), (v) 10,408,860 shares of Class A common stock held by AH Parallel Fund V, L.P. (“AH Parallel Fund V”), for itself and as nominee for AH Parallel Fund V-A, L.P. (“AH Parallel Fund V-A”), AH Parallel Fund V-B, L.P. (“AH Parallel Fund V-B”), and AH Parallel Fund V-Q, L.P. (“AH Parallel Fund V-Q”, and together with AH Parallel Fund V, AH Parallel Fund V-A and AH Parallel Fund V-B, the “AH Parallel Fund V Entities”), and (vi) 17,001 shares of Class A common stock held by CLF Partners, LP (“CLF”). AH Equity Partners LSV I, L.L.C. (“AH EP LSV I”), the general partner of the AH LSV Fund I Entities, may be deemed to have sole voting and dispositive power over the securities held by the AH LSV

Navan, Inc.	40	2026 Proxy Statement

Fund I Entities. AH Equity Partners LSV II, L.L.C. (“AH EP LSV II”), the general partner of the AH LSV Fund II Entities, may be deemed to have sole voting and dispositive power over the securities held by the AH LSV Fund II Entities. AH Equity Partners LSV III, L.L.C. (“AH EP LSV III”), the general partner of the AH LSV Fund III Entities, may be deemed to have sole voting and dispositive power over the securities held by the AH LSV Fund III Entities. AH Equity Partners V, L.L.C. (“AH EP V”), the general partner of the AH Fund V Entities, may be deemed to have sole voting and dispositive power over the securities held by the AH Fund V Entities. AH Equity Partners V (Parallel), L.L.C. (“AH EP V Parallel”), the general partner of the AH Parallel Fund V Entities, may be deemed to have sole voting and dispositive power over the securities held by the AH Parallel Fund V Entities. AH EP V, the general partner of CLF, may be deemed to have sole voting and dispositive power over the securities held by CLF. The managing members of each of AH EP LSV I, AH EP LSV II, AH EP LSV III, AH EP V, and AH EP V Parallel are Marc Andreessen and Benjamin Horowitz. Each of Messrs. Andreessen and Horowitz may be deemed to hold shared voting and dispositive power with respect to the securities held by each of the AH LSV Fund I Entities, AH LSV Fund II Entities, AH LSV Fund III Entities, AH Fund V Entities, AH Parallel Fund V Entities, and CLF. The address of each of the aforementioned entities is 2865 Sand Hill Road, Suite 101, Menlo Park, California 94025.
15.Based on information contained in a Schedule 13G filed with the SEC on February 12, 2026. Consists of (i) 57,264 shares of Class A common stock held by Oren Zeev in his individual capacity, (ii) 770,077 shares of Class A common stock held by Zeev Opportunity Fund I, LP (“Zeev I”), (iii) 4,529,493 shares of Class A common stock held by Zeev Ventures II, LP (“Zeev II”), (iv) 15,766,767 shares of Class A common stock held by Zeev Ventures II-A, LP (“Zeev II-A”), (v) 10,823,032 shares of Class A common stock held by Zeev Ventures III, LP (“Zeev III”), (vi) 1,974,957 shares of Class A common stock held by Zeev Ventures IV, LP (“Zeev IV”), (vii) 1,000,915 shares of Class A common stock held by Zeev Ventures V, LP (“Zeev V”), (viii) 382,900 shares of Class A common stock directly held by Zeev Ventures VI, LP (“Zeev VI”), (ix) 1,124,268 shares of Class A common stock directly held by Zeev Ventures VII, LP (“Zeev VII”), and (x) 917,394 shares of Class A common stock directly held by Zeev Ventures VIII, LP. (“Zeev VIII”). Zeev Opportunity Management I, LLC (“Zeev I GP”), is the general partner of Zeev I. Zeev Ventures Management II, L.L.C. (“Zeev II GP”), is the general partner of Zeev II and Zeev II-A. Zeev Ventures Management III, L.L.C. (“Zeev III GP”), is the general partner of Zeev III. Zeev Ventures Management IV, L.L.C. (“Zeev IV GP”), is the general partner of Zeev IV. Zeev Ventures Management V, L.L.C. (“Zeev V GP”), is the general partner of Zeev V. Zeev Ventures Management VI, L.L.C. (“Zeev VI GP”), is the general partner of Zeev VI. Zeev Ventures Management VII, L.L.C. (“Zeev VII GP”), is the general partner of Zeev VII. Zeev Ventures Management VIII, L.L.C. (“Zeev VIII GP”), is the general partner of Zeev VIII. Oren Zeev, a member of our board of directors, is the managing director of each of Zeev I GP, Zeev II GP, Zeev III GP, Zeev IV GP, Zeev V GP, Zeev VI GP, Zeev VII GP, and Zeev VIII GP (collectively, the “Zeev GP Entities”), and, as such, Mr. Zeev may be deemed to share voting and investment power with regard to the securities held by the Zeev GP Entities. The address of each of the aforementioned entities is 555 Bryant Street, Suite 811, Palo Alto, California 94301.
16.Based on information contained in a Schedule 13G filed with the SEC on February 17, 2026. Greenoaks Capital Partners LLC (the “Investment Manager”) is the investment adviser to certain funds and accounts (the “Greenoaks Funds”), with respect to the 16,047,328 shares of Class A common stock directly held by the Greenoaks Funds. Neil Mehta and Benjamin Peretz are the managing partners of the Investment Manager. Messrs. Mehta and Peretz may be deemed to hold shared voting and dispositive power with respect to the securities held by the Greenoaks Funds. The address of each of the aforementioned entities is 4 Orinda Way, Building C, Suite 200, Orinda, California 94563.

Navan, Inc.	41	2026 Proxy Statement

Certain Relationships and Related Person Transactions

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS
Our Board has adopted a written policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related person transaction that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K without the approval or ratification of our audit committee or another independent body of our board of directors. In reviewing any related person transaction, our Audit Committee or another independent body of our Board of Directors will consider all relevant facts and circumstances, including (a) the risks, costs, and benefits to us, (b) the impact on a director’s independence where applicable, (c) the availability of comparable services or products and (d) the terms as compared to terms from unrelated third parties. The Audit Committee or other independent body of our Board will approve only those related party transactions that are in, or are not inconsistent with, our interests and the interests of our stockholders, as determined in the good faith exercise of its discretion.
CERTAIN RELATED PERSON TRANSACTIONS
2025 Simple Agreements for Future Equity and Common Stock Warrants
In February 2025, an entity affiliated with Premji Invest purchased $100.0 million principal amount of simple agreements for future equity (“SAFEs”) (with accrued interest at an annual rate of 12%) and was issued warrants to purchase up to approximately 0.29% of our fully diluted capitalization as of the initial public filing of the registration statement that went effective on October 29, 2025, at an exercise price of $0.03 per share. In connection with our IPO in October 2025, such entity was issued an aggregate of 5,874,257 shares of our Class A common stock, inclusive 5,089,572 shares issued upon the automatic conversion of the SAFE held by such entity with a total value of approximately $108.2 million (inclusive of accrued interest) and 784,685 shares issued upon the exercise of the warrant with an aggregate exercise price of approximately $24,000. Sandesh Patnam, a member of our Board of Directors, is the Managing Partner of Premji Invest.
In addition, in February 2025, Mr. Patnam purchased $600,000 principal amount of SAFEs (with accrued interest at an annual rate of 12%) and was issued warrants to purchase 0.0017% of our fully diluted capitalization as of the initial public filing of the registration statement that went effective on October 29, 2025, at an exercise price of $0.03 per share. In connection with our IPO in October 2025, Mr. Patnam was issued an aggregate of 35,245 shares of our Class A common stock, inclusive 30,537 shares issued upon the automatic conversion of the SAFE held by Mr. Patnam with a total value of approximately $649,000 (inclusive of accrued interest) and 4,708 shares issued upon the exercise of the warrant with an aggregate exercise price of approximately $100.
Secondary Transactions
We waived our right of first refusal and transfer restrictions, and the requisite stockholders waived their right of first refusal and right of co-sale in connection with the following stock transfers:
•In May 2025, Ilan Twig entered into stock transfer agreements with an existing investor pursuant to which he sold and transferred 79,365 shares of common stock at a price of $21.00 per share, for proceeds of approximately $1.7 million.
•In May 2025, certain trusts affiliated with Ariel Cohen, entered into stock transfer agreements with an existing investor pursuant to which such trusts sold and transferred, in the aggregate, 79,365 shares of common stock at a price of $21.00 per share, for aggregate proceeds of approximately $1.7 million.

Navan, Inc.	42	2026 Proxy Statement

Other Transactions
In October 2025, in connection with our IPO, we entered into an exchange agreement with Messrs. Cohen and Twig pursuant to which 15,304,696 shares of our Class A common stock held by such co-founders and certain related were exchanged for an equivalent number of shares of our Class B common stock. In addition, following the completion of our IPO, we entered into equity exchange right agreements with each of Messrs. Cohen and Twig, wherein Messrs. Cohen and Twig each have a right (but not an obligation), to require us to exchange any shares of Class A common stock received upon the vesting and settlement of RSUs related to shares of Class A common stock or upon the exercise of stock options to purchase shares of Class A common stock for an equivalent number of shares of Class B common stock. These equity exchange rights apply only to equity awards granted Messrs. Cohen and Twig prior to entry into such equity exchange right agreements, which includes (i) 6,190,927 shares of our Class A common stock subject to RSUs held by Mr. Cohen or issuable upon the exercise of stock options to purchase shares of Class A common stock that may be exchanged, upon settlement, for an equivalent number of shares of our Class B common stock and (ii) 4,162,869 shares of our Class A common stock subject to RSUs held by Mr. Twig or issuable upon the exercise of stock options to purchase shares of Class A common stock that may be exchanged, upon settlement, for an equivalent number of shares of our Class B common stock.
Investors’ Rights Agreement
We are party to an amended and restated investors’ rights agreement which provides, among other things, that certain holders of our capital stock have the right to demand that we file a registration statement or request that their shares of our capital stock be included on a registration statement that we are otherwise filing. The holders of these rights include entities affiliated with Andreessen Horowitz, Lightspeed Venture Partners, and Zeev Ventures that hold more than 5% of our Class A common stock. Ben Horowitz is a General Partner of Andreessen Horowitz, Arif Janmohamed is a Partner at Lightspeed Venture Partners, and Oren Zeev is the sole General Partner of Zeev Ventures, and each of these individuals is a member of our Board of Directors.

Navan, Inc.	43	2026 Proxy Statement

Other Information for Stockholders

STOCKHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING OF STOCKHOLDERS
Stockholders of the Company may submit proposals that they believe should be voted upon at the Company’s Annual Meeting of Stockholders or nominate persons for election to the Board of Directors.
Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals meeting certain requirements may be eligible for inclusion in the Company’s proxy statement for the Company’s 2027 Annual Meeting of Stockholders. To be eligible for inclusion in the Company’s 2027 proxy statement, any such stockholder proposals must be submitted in writing to the Secretary of the Company no later than January 7, 2027, in addition to complying with certain rules and regulations promulgated by the SEC. The submission of a stockholder proposal does not guarantee that it will be included in the Company’s proxy statement.
Alternatively, in accordance with the “advance notice” provisions of our Amended and Restated Bylaws, stockholders seeking to present a stockholder proposal or nomination at the Company’s 2027 Annual Meeting of Stockholders, without having it included in the Company’s proxy statement, must timely submit notice of such proposal or nomination. To be timely, a stockholder’s notice must be received by our Secretary at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the first anniversary of the 2026 Annual Meeting of Stockholders, unless the date of the 2027 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 70 days from the anniversary of the 2026 Annual Meeting of Stockholders. For the Company’s 2027 Annual Meeting of Stockholders, this means that any such proposal or nomination must be submitted no earlier than February 25, 2027 and no later than March 27, 2027. If the date of the 2027 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 70 days from the anniversary of the 2026 Annual Meeting of Stockholders, the stockholder must submit any such proposal or nomination no earlier than the close of business on the 120th day prior to the 2027 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to the 2027 Annual Meeting of Stockholders or the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting of Stockholders is first made by the Company.
Notices of any proposals or nominations for the Company’s 2027 Annual Meeting of Stockholders should be sent to the Secretary of the Company at 3045 Park Boulevard, Palo Alto, California 94306. A courtesy copy should also be submitted by email to corporate@navan.com.
HOUSEHOLDING OF PROXY MATERIALS
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker.

Navan, Inc.	44	2026 Proxy Statement

Other Matters

ADDITIONAL FILINGS
We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website investors.navan.com and click on “Financials.” Copies of our Annual Report on Form 10-K for the year ended January 31, 2026, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders by contacting Navan by mail at 3045 Park Boulevard, Palo Alto, California 94306, by telephone at 1-888-505-8747, or by email at corporate@navan.com.
* * *
Our Board of Directors does not know of any other matters to be brought before the meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment. Discretionary authority for them to do so is provided for in the proxy card and other forms of proxy.
By Order of the Board of Directors
/s/ Ariel Cohen
Ariel Cohen
Chief Executive Officer and Chairperson
May 12, 2026

Navan, Inc.	45	2026 Proxy Statement

NAVAN, INC.
3045 PARK BLVD
PALO ALTO, CA 94306

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 24, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/NAVN2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 24, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V96330-P44853 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NAVAN, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. The election of the three Class I director nominees listed below.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Ariel Cohen
02) Ben Horowitz
03) Michael Kourey

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. The ratification of the appointment of PricewaterhouseCoopers LLP as Navan, Inc.'s independent registered public accounting firm for the fiscal year ending January 31, 2027.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V96331-P44853

NAVAN, INC.
ANNUAL MEETING OF STOCKHOLDERS
JUNE 25, 2026 8:30 AM PT
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Ariel Cohen, Howard Baik and Dayne Brown, or any of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot (with discretionary authority under Proposal 1 to vote for a substitute nominee if any nominee is unable to serve or for good cause will not serve), all of the shares of Common Stock of NAVAN, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:30 AM PT, on June 25, 2026, virtually at www.virtualshareholdermeeting.com/NAVN2026, and any adjournment or postponement thereof and in their discretion on such other matters as may properly come before the meeting or any adjournment or postponement thereof in accordance with their best judgment.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. It will be voted in the discretion of the proxies on such other matters as may properly come before the Annual Meeting.

Continued and to be signed on reverse side